UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A (Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant: ☒
Filed by a Party other than the Registrant: ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

BRAINSTORM CELL THERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE
This revised preliminary proxy statement (this “Revised Preliminary Proxy Statement”) of Brainstorm Cell Therapeutics Inc. (“we,” “us,” “our” or the “Company”) amends, restates and supersedes the preliminary proxy statement filed by the Company with the Securities and Exchange Commission on August 5, 2024 (the “Original Preliminary Proxy Statement”) in connection with the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”).
This Revised Preliminary Proxy Statement is being filed to revise certain information and disclosures set forth in the Original Preliminary Proxy Statement under the heading “Record Date, Outstanding Shares and Voting Rights” and “Voting Instructions.”
This Revised Preliminary Proxy Statement should be read in place of the Original Preliminary Proxy Statement, and amends, restates and supersedes the Original Preliminary Proxy Statement.

BRAINSTORM CELL THERAPEUTICS INC.
1325 AVENUE OF AMERICAS, 28TH FLOOR
NEW YORK, NY 10019
(201) 488-0460
           , 2024
Dear Stockholder:
Brainstorm Cell Therapeutics Inc. will hold its 2024 Annual Meeting of Stockholders, or Annual Meeting, on September 16, 2024 at 10:00 a.m., Eastern time, via the Internet at a virtual audio web conference at www.virtualshareholdermeeting.com/BCLI2024. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BCLI2024. We look forward to you attending either virtually or by proxy. The enclosed notice of meeting, the proxy statement, and the proxy card from the Board of Directors describe the matters to be acted upon at the meeting.
Your vote is important. Whether or not you expect to attend the meeting, your shares should be represented, and we encourage you to complete, execute and submit the proxy card sent to you. Individualized details regarding voting of your shares (by mail, internet or telephone, as permitted) are included in the materials sent to you.
We strongly encourage you to vote your shares by proxy prior to the Annual Meeting and, if you plan to attend the Annual Meeting, to do so virtually via the Internet.
On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in our company.
Sincerely yours,
Chaim Lebovits Chief Executive Officer

BRAINSTORM CELL THERAPEUTICS INC.
1325 AVENUE OF AMERICAS, 28TH FLOOR
NEW YORK, NY 10019
(201) 488-0460
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
September 16, 2024
To the Stockholders of Brainstorm Cell Therapeutics Inc.:
Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Meeting”) of Brainstorm Cell Therapeutics Inc. (the “Company”) will be held on September 16, 2024 at 10:00 a.m., Eastern time, virtually via the internet at www.virtualshareholdermeeting.com/BCLI2024, for the following purposes:
1.   To elect each of Dr. Irit Arbel, Dr. Menghisteab Bairu, Dr. Jacob Frenkel, Nir Naor, Dr. Anthony Polverino, Uri Yablonka and Dr. Stacy Lindborg as members of the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal;
2.   To ratify the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024;
3.   To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock from 100,000,000 shares to 250,000,000 shares;
4.   To approve amendments to the Company’s 2014 Stock Incentive Plan and the Company’s 2014 Global Share Option (the “2014 Plans”) to increase the shared pool of shares available for issuance under the Company’s 2014 Plans by 8,000,000 shares from 5,600,000 shares to 13,600,000 shares and extend the terms of the 2014 Plans by ten years each;
5.   To authorize the Board of Directors of the Company, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its stockholders, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio between 1-for-5 and 1-for-15, inclusive, without further approval or authorization of the Company’s stockholders;
6.   To approve, on a non-binding advisory basis, the frequency of holding future advisory votes regarding the compensation of the Company’s named executive officers every three years;
7.   To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
8.   To transact such other business that may properly come before the Meeting and any adjournments or postponements of the Meeting.
The Board of Directors has fixed the close of business on August 12, 2024 as the record date for the Meeting. All stockholders of record on that date are entitled to notice of, and to vote at, the Meeting.
You may attend and participate in the Meeting virtually via the Internet at www.virtualshareholdermeeting.com/BCLI2024 where you will be able to vote electronically and submit questions during the meeting. You will be able to vote electronically and submit questions during the meeting only if you use your 16 digit control number, which will be included in your proxy materials or proxy card, to log on to the meeting. Whether or not you expect to attend the Annual Meeting, please submit the enclosed proxy or voting instructions by mail, telephone or Internet. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting virtually via the Internet.

YOUR VOTE IS VERY IMPORTANT, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE VIRTUAL MEETING. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED (OR FOLLOW ONLINE VOTING INSTRUCTIONS, WHERE APPLICABLE). INDIVIDUALIZED DETAILS REGARDING VOTING OF YOUR SHARES ARE INCLUDED IN THE MATERIALS YOU RECEIVE IN THE MAIL OR BY EMAIL. IF YOU ATTEND THE VIRTUAL MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES VIRTUALLY.
BY ORDER OF THE BOARD OF DIRECTORS

Uri Yablonka, Chief Business Officer and Secretary
New York, New York
           , 2024

BRAINSTORM CELL THERAPEUTICS INC.
PROXY STATEMENT
Annual Meeting of Stockholders
To Be Held on September 16, 2024
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Brainstorm Cell Therapeutics Inc. (the “Company”, “Brainstorm” or “we”) for use at the 2024 Annual Meeting of Stockholders (the “Meeting”) to be held virtually on September 16, 2024, at the time and place set forth in the accompanying notice of the Meeting (the “Notice of Meeting”), and at any adjournments or postponements thereof.
The approximate date on which the Notice of Meeting, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) are first being sent to stockholders is on or about            , 2024.
The Company’s principal executive offices are located at 1325 Avenue of Americas, 28th Floor, New York, NY 10019, telephone number (201) 488-0460.
Important Notice Regarding Availability of Proxy Materials for the Meeting to Be Held on September 16, 2024: Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement, the Notice of Meeting and the 2023 Annual Report are available at https://www.proxyvote.com.
Record Date, Outstanding Shares and Voting Rights
Only stockholders of record at the close of business on August 12, 2024 (the “Record Date”) are entitled to notice of and to vote at the Meeting. At the close of business on that date, there were          shares of the Company’s common stock, $0.00005 par value per share (the “Common Stock”), outstanding and entitled to vote. Each outstanding share of the Company’s Common Stock entitles the record holder to cast one (1) vote for each matter to be voted upon.
The holders of a majority of all shares of the Common Stock issued, outstanding and entitled to vote are required to be present at the virtual Meeting or to be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Votes withheld, abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.
All the proposals (other than Proposals No.2, No. 3 and No.5) to be voted upon at the Meeting are considered non-discretionary matters under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker non-votes on such proposals (other than Proposals No.2, No. 3 and No.5). Each of Proposals No.2, No. 3 and No. 5 is a matter considered discretionary under applicable rules. A bank, broker or other nominee generally may exercise discretionary authority and vote on discretionary matters. If they exercise this discretionary authority, no broker non-votes are expected in connection with Proposals No.2, No. 3 and No.5.
Election of Directors (Proposal No. 1)
Directors shall be elected by a plurality of the votes cast by the holders of shares present at the virtual Meeting or represented by proxy and entitled to vote on the matter (meaning that the director nominees who receive the highest number of shares voted “for” their election are elected). If nominees are unopposed, their election requires one or more “for” votes. With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees.

Ratification of Appointment of Accounting Firm (Proposal No. 2)
Adoption of Proposal No. 2 requires the affirmative vote of a majority of the votes cast by the stockholders present at the virtual Meeting or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 2. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 2.
Approval of an Amendment to our Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of our Common Stock from 100,000,000 to 250,000,000 (Proposal No. 3)
The approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast by the stockholders present at the virtual Meeting or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 3. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 3.
Approval of amendments to the Company’s 2014 Stock Incentive Plan and the Company’s 2014 Global Share Option (the “2014 Plans”) to increase the shared pool of shares available for issuance under the Company’s 2014 Plans by 8,000,000 shares from 5,600,000 shares to 13,600,000 shares and to extend the terms of the 2014 Plans by ten years each (Proposal No. 4)
The approval of Proposal No. 4 requires the affirmative vote of a majority of the votes cast by the stockholders present at the virtual Meeting or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 4. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 4.
Authorization of the Board of Directors of the Company, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its stockholders, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio between 1-for-5 and 1-for-15, inclusive, without further approval or authorization of the Company’s stockholders (Proposal No. 5)
The approval of Proposal No. 5 requires the affirmative vote of a majority of the votes cast by the stockholders present at the virtual Meeting or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 5. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 5.
Approval, on a Non-binding Advisory Basis, of the Frequency of Holding Future Advisory Votes Regarding the Compensation of the Company’s Named Executive Officers Every Three Years (Proposal No. 6)
The approval of Proposal No. 6 requires a plurality of the votes cast by the holders of shares present at the virtual Meeting or represented by proxy and entitled to vote on the matter (meaning that the choice receiving the highest number of votes will be considered the frequency recommended by stockholders). Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 6. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 6.
Approval, on a Non-binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers (Proposal No. 7)
The approval of Proposal No. 7 requires the affirmative vote of a majority of the votes cast by the stockholders present at the virtual Meeting or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast or voted on Proposal No. 7. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal No. 7.
Voting Instructions
A proxy card from the Company, or notice card from your bank, broker or other nominee for the Meeting has been sent directly to you by mail or (as permitted) email, together with this Proxy Statement and the 2023 Annual Report, and includes your instructions for voting by mail, electronically or by telephone (as permitted).

Those stockholders who elect to vote by mail, should complete, sign and return the proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials that were sent to them, and the shares will be voted at the Meeting in the manner directed. If you complete, sign and return your proxy card, it will be voted as you direct. Stockholders who elect to vote by internet or telephone (as permitted) should follow the instructions in the materials that were sent to them. In the event no choice is specified on a signed proxy card, the persons named as proxies will vote:
•
FOR the election of each of Dr. Irit Arbel, Dr. Menghisteab Bairu, Dr. Jacob Frenkel, Nir Naor, Dr. Anthony Polverino, Uri Yablonka and Dr. Stacy Lindborg, as members of the Board of Directors of the Company;

•
FOR the ratification of the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024;

•
FOR the approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000;

•
FOR the approval of amendments to the 2014 Plans to increase the shared pool of shares available for issuance under the 2014 Plans by 8,000,000 shares from 5,600,000 shares to 13,600,000 shares and to extend the terms of the 2014 Plans by ten years each;

•
FOR the authorization of the Board of Directors of the Company, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its stockholders, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio between 1-for-5 and 1-for-15, inclusive, without further approval or authorization of the Company’s stockholders;

•
FOR the approval, on a non-binding advisory basis, of the frequency of holding future advisory votes regarding the compensation of the Company’s named executive officers every three years;

•
FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and

•
In their discretion, as to any other matter that may be properly brought before the Meeting or any adjournments or postponements thereof.

If you are a stockholder of record as of the Record Date, you may vote and submit questions while attending the Meeting virtually via the Internet. You will need the 16 digit control number included in your proxy materials or proxy card (if you received a paper delivery of proxy materials), to enter the Meeting via the Internet. Instructions on how to attend and participate virtually via the Internet, including how to demonstrate proof of share ownership, are posted at www.virtualshareholdermeeting.com/BCLI2024.
If the shares you own are held in “street name” by a bank, broker or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares. To vote virtually via the Internet at the Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion if permitted by applicable rules. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Proposals No. 1, No. 4, No. 6 and No. 7 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on such proposals in the absence of your voting instructions. Conversely, each of Proposals

No. 2, No. 3 and No. 5 is considered to be a “routine” matter under NYSE rules and thus if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals No. 2, No. 3 and No. 5.
Revocability of Proxies
Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing with the Company’s Secretary at the Company’s offices, 1325 Avenue of Americas, 28th Floor, New York, NY 10019, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Meeting and voting virtually via the internet. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder’s instructions indicated on the proxy card.
Expenses and Solicitation
The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee, and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers, directors and employees of the Company may also be made of some stockholders via the internet or by mail, telephone or facsimile following the original solicitation. Such officers, directors and employees will receive no compensation in connection with any such solicitations, other than compensation paid pursuant to their duties described elsewhere in this Proxy Statement.
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of meetings. This means that only one copy of our Proxy Statement, 2023 Annual Report or Notice of Meeting may have been sent to multiple stockholders in your household. If you receive one set of materials due to householding, you may revoke your consent for future mailings at any time by contacting Broadridge, either by calling toll-free at 1-866-540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of your response, following which you will receive an individual copy of our proxy materials. If you want to receive separate copies of the proxy statement, annual report or notice of meeting in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of July 31, 2024 with respect to the beneficial ownership of our Common Stock by the following: (i) each of our current directors; (ii) the officers who served as President and Chief Executive Officer, Co-Chief Executive Officer, President and Chief Medical Officer and Interim Chief Financial Officer in fiscal year 2023 (the “Named Executive Officers”); and (iii) all of our current executive officers and directors as a group. As of July 31, 2024, to the knowledge of the Company, no shareholder of the Company beneficially owns more than five percent (5)% of the outstanding shares of our Common Stock.
For purposes of the following table, beneficial ownership is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of our Common Stock issuable under options that are exercisable on or within 60 days after July 31, 2024 (“Presently Exercisable Options”) or under warrants that are exercisable on or within 60 days after July 31, 2024 (“Presently Exercisable Warrants”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the Common Stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the Common Stock beneficially owned by any other person or entity. Unless otherwise indicated, the address of each person listed in the table is c/o Brainstorm Cell Therapeutics Inc., 1325 Avenue of Americas, 28th Floor, New York, NY 10019.
The percentage of the Common Stock beneficially owned by each person or entity named in the following table is based on 79,734,091 shares of Common Stock outstanding as of July 31, 2024 plus any shares issuable upon exercise of Presently Exercisable Options and Presently Exercisable Warrants held by such person or entity.
Shares Beneficially Owned
(Includes Common Stock, Presently Exercisable Options and Presently Exercisable Warrants)
Name of Beneficial Owner	#	%
Directors and Named Executive Officers in 2023
Chaim Lebovits	3,535,331(1)	4.4%
Dr. Stacy Lindborg	462,185(2)	*
Uri Yablonka	233,633(3)	*
Alla Patlis	80,246(4)	*
Ralph Kern	—	*
Dr. Irit Arbel	383,831(5)	*
Dr. Anthony Polverino	25,960(6)	*
Nir Naor	—	*
Dr. Jacob Frenkel	206,667(7)	*
Dr. Menghisteab Bairu	—	—
All current directors and executive officers as a group (11 persons)	5,433,595(8)	6.7%

*
Less than 1%.

(1)
Consists of (i)1,933,794 shares of Common Stock owned by ACCBT Corp. acquired through an investment into the Company and (ii) 67,053 shares of Common Stock owned by ACC International Holdings Ltd., (iii) 369,619 shares of Common Stock issuable to Chaim Lebovits upon the exercise of Presently Exercisable Options, (iv) 598,493 shares of restricted stock and (v) 566,372 shares of Common Stock that were purchased by Chaim Lebovits in the open market in 2024. Chaim Lebovits, our Chief Executive Officer, may be deemed the beneficial owner of these shares. The address of ACCBT Corp. and ACC International Holdings Ltd.is Morgan & Morgan Building, Pasea Estate, Road Town, Tortola, British Virgin Islands.

(2)
Consists of 362,185 shares of restricted stock and 100,000 issuable upon the exercise of Presently Exercisable Options.

(3)
Consists of 106,664 of shares of Common Stock issuable upon the exercise of Presently Exercisable Options and 126,969 shares of restricted stock.

(4)
Consists of 15,000 shares of Common Stock issuable upon the exercise of Presently Exercisable Options and 65,246 shares of restricted stock.

(5)
Consists of 227,998 shares of Common Stock issuable upon the exercise of Presently Exercisable Options and 155,833 shares of restricted stock. Dr. Arbel’s address is 6 Hadishon Street, Jerusalem, Israel.

(6)
Consists of 25,960 shares of restricted stock.

(7)
Consists of 56,667 shares of Common Stock owned prior to joining the board and 150,000 issuable upon the exercise of Presently Exercisable Options.

(8)
Includes 969,281 shares of Common Stock issuable upon the exercise of Presently Exercisable Options.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Board recommends that the seven nominees named below be elected to serve on the Board, each of whom is presently serving as a member of the Board. The affirmative vote of the holders of a plurality of the votes cast virtually via the internet or by proxy at an annual meeting of stockholders by the shares entitled to vote is required for the election by stockholders of directors to the Board. Shares of Common Stock represented by all proxies received and not marked so as to withhold authority to vote for any individual nominee or for all nominees will be voted for the election of the seven nominees named below. Each nominee has consented to being named in this Proxy Statement and has indicated his or her willingness to serve if elected. If for any reason any nominee should become unable or unwilling to serve, the persons named as proxies may vote the proxy for the election of a substitute nominee selected by the Board. The Board has no reason to believe that any nominee will be unable to serve. Stockholders may vote for no more than seven nominees for director.
The Board currently has the following seven members: Dr. Irit Arbel, Dr. Menghisteab Bairu, Dr. Jacob Frenkel, Nir Naor, Dr. Anthony Polverino, Uri Yablonka and Dr. Stacy Lindborg.
Biographical and certain other information concerning the Company’s directors and the nominees for election to the Board is set forth below.
Nominees for Election to the Board of Directors
Name	Age	Position
Dr. Jacob Frenkel	81	Chairperson and Director
Dr. Irit Arbel	64	Vice-Chairperson and Director
Dr. Menghisteab Bairu	64	Director
Nir Naor	50	Director
Dr. Anthony Polverino	61	Director
Uri Yablonka	47	Director, EVP, Chief Business Officer and Secretary
Dr. Stacy Lindborg	54	Director
Additional Information Regarding Members of the Board of Directors
Nominees:
Dr. Irit Arbel, one of the Company’s co-founders, joined the Company in May 2004 as a director and served as President of the Company for six months. Currently, Dr. Arbel is the Vice-Chairperson of the Board and the Chair of the Governance, Nominating and Compensation Committee. She previously served as Chief Executive Officer of Neurochords Corp (“Neurochords”), a biotechnology firm developing graphene-based scaffolds for nerve reconstruction in the acute spinal cord and peripheral nerve injury, from August 2018 to 2020. Prior to Neurochords, Dr. Arbel served as Executive Vice President, Research and Development at Savicell Diagnostic Ltd from July 2012 until August 2018. From 2009 through 2011, Dr. Arbel served as Chairperson of Real Aesthetics Ltd., a company specializing in cellulite ultrasound treatment, and BRH Medical, a developer of medical devices for wound healing. She was also Director of M&A at RFB Investment House, a private investment firm focusing on early stage technology related companies. Previously, Dr. Arbel was President and Chief Executive Officer of Pluristem Life Systems, Inc., a biotechnology company, and prior to that, Israeli Sales Manager of Merck, Sharp & Dohme, a pharmaceutical company. Dr. Arbel earned her Post Doctorate degree in 1997 in Neurobiology, after performing research in the area of Multiple Sclerosis. Dr. Arbel also holds a Chemical Engineering degree from the Technion, Israel’s Institute of Technology. We believe Dr. Arbel possesses specific attributes that qualify her to serve on our Board, including Dr. Arbel’s extensive experience in the biotechnology field and significant leadership skills as a chief executive officer. Dr. Arbel previously served as our President and the Chairperson of the Board.
Dr. Menghisteab Bairu joined the Company in October 2021 as a director. Currently, Dr. Bairu serves as co-founder, President and Chief Executive Officer of Bio Usawa, Inc., a private company that develops and manufactures quality, affordable monoclonal antibodies. In addition to his role at Bio Usawa, Dr. Bairu serves as the founder, chairman and Chief Executive Officer of Proxenia Venture Partners, which focuses on companies in late preclinical and early-stage clinical development in biotechnology. Dr. Bairu has also served as Chairman and Chief Executive Officer of Bairex, an international medical education and market research organization focused on Africa and the Middle East since December 2018. Dr. Bairu also served as Executive Chairman of Treos Bio Limited from 2016 to 2019, a start-up company that uses computational biology to develop precision cancer immunotherapies tailored to patients’ genetics. In addition, he is Founder and Chairman Emeritus of Serenus Biotherapeutics, Inc., an emerging market focused specialty biopharmaceutical company, and has served on its board since 2013. Dr. Bairu received his M.D. from Università degli Studi di Milano and currently serves as Adjunct Professor at the University of California, San Francisco School of Medicine, where he lectures on global clinical trials’ design, development, and conduct. We believe that Dr. Bairu possesses specific attributes that qualify him to serve on our Board including his valuable leadership skills and his deep knowledge of pharmaceutical product development.
Dr. Jacob Frenkel joined the Company in March 2020 as a director and Chairperson. Dr. Frenkel is Chairman Emeritus of the Board of Trustees of the Group of Thirty (“G-30”), which is a private, nonprofit, Consultative Group on International Economic and Monetary Affairs. Dr. Frenkel served as Chairman of JPMorgan Chase International from 2009 to 2020. Previously, from 2009 to 2019, Dr. Frenkel served as a member of the Board of Directors of Boston Properties LP and Loews Corporation. From 2001 to 2011, he served as Chairman and Chief Executive Officer of the G-30, and from 2012 to 2022 as Chairman of the Board of Trustees of the G-30. From 2004 to 2009, he served as Vice Chairman of American International Group, Inc. and from 2000 to 2004 as Chairman of Merrill Lynch International. Between 1991 and 2000 he served two terms as the Governor of the Bank of Israel. Dr. Frenkel is Chairman Emeritus of the Board of Governors of Tel Aviv University, where he is also Chairman of the Frenkel-Zuckerman Institute for Global Economics. He holds a B.A. in economics and political science from the Hebrew University of Jerusalem, and an M.A. and Ph.D. in economics from the University of Chicago. We believe Dr. Frenkel possesses specific attributes that qualify him to serve on our Board, including his valuable leadership skills and his deep knowledge of the financial industry.
Nir Naor joined the Company in June 2023 as a director and as Chair of the Audit Committee. Mr. Naor has been serving in a finance advisory capacity to a number of private companies. Mr. Naor serves as Chief Financial Officer of Axogen since December 2023. Mr. Naor served as Chief Financial Officer of QuVa Pharma from February 2023 to September 2023. Mr. Naor previously served as the Chief Financial Officer of HMNC Brain Health from December 2021 to October 2022 and as the Chief Financial Officer of Arbor Pharmaceuticals from January 2021 to September 2021. Prior to this, Mr. Naor served as the Chief Financial Officer, U.S. and the Americas, of Molnlycke, from October 2017 to January 2021. Prior to this, Mr. Naor served as Chief Financial Officer, U.S., of UCB from July 2016 to July 2017. Previously, Mr. Naor held various senior leadership finance roles in the biopharmaceutical industry. Previously, Mr. Naor worked as an investment banker and as a commercial lawyer in Israel. Mr. Naor is a Certified Public Accountant (Israel, inactive) and a Chartered Financial Analyst, and holds an MBA from IMD Business School in Switzerland and an MBA from Tel Aviv University in Israel, an L.L.M. from Hamburg University in Germany, and an L.L.B. in Law and a Bachelor degree in Accounting from Tel Aviv University in Israel. We believe that Mr. Naor possesses specific attributes that qualify him to serve on our Board, including his substantial experience in corporate finance and the biopharmaceutical industry.
Dr. Anthony Polverino joined the Company on February 5, 2018 as a director. Dr. Polverino is currently an independent consultant to corporate executives and board members. Dr. Polverino was an Executive Vice President Early Development and Chief Scientific Officer of Zymeworks Inc. (“Zymeworks”) from September of 2018 to January 2022, and where he was responsible for establishing the vision, strategy, and general management of the organization and overseeing the advancement of products from discovery research through translational research/early development to create a seamless link to clinical development. Prior to Zymeworks, Dr. Polverino was the interim Chief Scientific Officer of Kite Pharma, Inc. (“Kite”) (now a wholly-owned subsidiary of Gilead Sciences), which he joined in 2015, and where he was responsible for establishing Kite’s strategic non-clinical R&D roadmap to support its current and future portfolio. Prior to this, he was the Vice President of research at Kite, where his responsibilities included corporate goal setting, budget allocation, scientific and investor interactions, business development in-licensing and partnership deals. Dr. Polverino spent 20 years in positions of increasing responsibilities at Amgen, Inc. (“Amgen”), most recently as executive director of its Therapeutic Innovation Unit, where he managed research programs in oncology, metabolic disease, inflammatory disease and schizophrenia. Prior to Amgen, he was a postdoctoral scientist at Cold Spring Harbor Laboratory, where he worked primarily on oncology research. He earned a B.Sc. in Biochemistry/Physiology and a B.Sc. (Honors) in Pharmacology, both from Adelaide University in Adelaide, Australia and a Ph.D. in Biochemistry from Flinders University, also in Adelaide. We believe that Dr. Polverino possesses specific attributes that qualify him to serve on our Board, including his deep knowledge of the pharmaceutical industry.
Uri Yablonka joined the Company in June 2014 as Chief Operating Officer and as a member of the Board. In March 2017 he was appointed Executive Vice President, Chief Business Officer and ceased to serve as the Company’s Chief Operating Officer. Prior to joining the Company, beginning in 2010, Mr. Yablonka served as owner and General Manager of Uri Yablonka Ltd., a business consulting firm. From January 2011 to May 2014, he served as Vice President, Business Development at ACC International Holdings Ltd. (“ACC International”), an affiliate of ACCBT Corp. Prior to his role in ACC International, Mr. Yablonka served as Senior Partner of PM-PR Media Consulting Ltd. from 2008 to January 2011, where he led public relations and strategy consulting for a wide range of governmental and private organizations. From 2002 to 2008, he served as a correspondent at the Maariv Daily News Paper, including extensive service as a Diplomatic Correspondent. Mr. Yablonka holds an LL.B from Ono Academic College and an LL.M from Bar-Ilan University, and is a member of the Israeli Bar Association. We believe that Mr. Yablonka’s skills and experience provide the variety and depth of knowledge, judgment and vision necessary for the effective oversight of the Company. His experience in business consulting and development and media experience are expected to be valuable to the Company in its current stage of growth and beyond, and his governmental experience can provide valuable insight into issues faced by companies in regulated industries such as ours. We believe that these skills and experiences qualify Mr. Yablonka to serve as a director and secretary of the Company.
Dr. Stacy Lindborg was appointed as a member of the Board in May 2024. Dr. Lindborg joined the Company in June 2020 as Executive Vice President and Chief Development Officer. In January 2023, she was appointed to serve as Co-Chief Executive Officer until resigning from the position effective from May 9, 2024. She also serves on the board of directors of Imunon, Inc. (formerly Celsion Corporation), a publicly-traded clinical stage biotechnology company. Dr. Lindborg previously served at Biogen Inc. (“Biogen”) from 2012 to 2020, where she was most recently Vice President, Analytics and Data Science. She also served on the R&D governance team during a time of significant growth for Biogen, and was active in guiding the firm’s long-term vision for growth through analytics and by stimulating innovative development platforms to increase productivity. Prior to her role at Biogen, Dr. Lindborg worked at Eli Lilly & Company, where she held positions of increasing responsibility. In her role as the Head of R&D strategy, she was responsible for characterizing the productivity of the portfolio and driving key R&D strategy projects including the annual R&D Long-Range Plan. Additionally, she was Leader of Zyprexa Product Management in which she was responsible for R&D, Commercial and Manufacturing plans. Dr. Lindborg holds a Ph.D. in statistics from Baylor University.
The Board of Directors recommends a vote FOR the election of the nominees named above as directors of the Company.
Qualifications of Directors
The Board believes that each director has valuable individual skills and experiences that, taken together, provide the variety and depth of knowledge, judgment and vision necessary for the effective oversight of the Company. As indicated in the foregoing biographies, the directors have extensive experience in a variety of fields, including biotechnology (Drs. Arbel, Bairu, Polverino and Linborg), business consulting and development (Dr. Frenkel, Dr. Lindborg, Dr. Polverino and Mr. Yablonka), and media and Israeli law (Mr. Yablonka), each of which the Board believes provides valuable knowledge about important elements of our business. Most of our directors have leadership experience at major companies or firms with operations inside and outside the United States and/or experience on other companies’ boards, which provides an understanding of ways other companies address various business matters, strategies and issues. As indicated in the foregoing biographies, the directors have each demonstrated significant leadership skills, including as a chief executive officer (Dr. Arbel, Dr. Bairu and Dr. Lindborg), executive officer

(Dr. Polverino and Mr. Yablonka) or as general manager of a business consulting firm (Mr. Yablonka). A number of the directors have extensive public policy, government or regulatory experience, which can provide valuable insight into issues faced by companies in regulated industries such as the Company. Among the existing directors of the Company, Dr. Lindborg has served as Co-Chief Executive Officer of the Company, Dr. Arbel has served as the President of the Company and Mr. Yablonka is currently serving as Chief Business Officer, which service has given each a deep knowledge of the Company and its business and directly relevant management experience. The Board believes that these skills and experiences qualify each individual to serve as a director of the Company.
Certain Arrangements
On June 1, 2015, pursuant to the Company’s First Amendment to the Second Amended and Restated Director Compensation Plan, we granted a stock option to Dr. Irit Arbel, the Company’s Vice Chairperson of the Board of Directors, to purchase up to 6,667 shares of Common Stock at a purchase price of $0.75 per share. On February 26, 2017 pursuant to the Company’s Second Amendment to the Second Amended and Restated Director Compensation Plan, we granted a stock option to Dr. Arbel to purchase up to 6,667 shares of Common Stock at a purchase price of $0.75 per share. On July 13, 2017 pursuant to the Company’s Third Amendment to the Second Amended and Restated Director Compensation Plan, we granted a stock option to Dr. Arbel to purchase up to 12,000 shares of Common Stock at a purchase price of $0.75 per share. Each option was fully vested and exercisable on the date of grant.
Pursuant to a February 26, 2017 resolution of the Board, Dr. Almenoff, a former director of the Company, received the following compensation for her service on the Board: an annual cash award in the amount of $30,000, paid in biannual installments. Dr. Almenoff did not receive annual director awards under the Director Compensation Plan, but when Dr. Almenoff served as a member of the Audit Committee of the Board she was entitled to committee compensation under the Director Compensation Plan. Dr. Almenoff stepped down as a director of the Company upon the conclusion of the Company’s annual general meeting held in December 2023.
Pursuant to an October 28, 2021 resolution of the Board, Dr. Bairu receives the following compensation for his service on the Board: an annual cash award in the amount of $30,000, paid in biannual installments. Dr. Bairu will not receive annual director awards under the Director Compensation Plan, but in the event that Dr. Bairu serves as a member of any committee of the Board he will be entitled to committee compensation under the Director Compensation Plan.
Uri Yablonka serves as the Company’s Executive Vice President, Chief Business Officer, Director and Secretary and is compensated for all services as an officer and director of the Company pursuant to an employment agreement with the Company and related compensation described under “Executive Employment Agreements” in the Executive Compensation section below.
Pursuant to the separation agreement between the Company and Dr. Lindborg on April 16, 2024, among other things, (i) the Company agrees to pay Dr. Lindborg a lump sum of $300,000 as separation bonus, which shall be paid in full by March 15, 2025, (ii) Dr. Lindborg agrees to a general release of all claims that she may have against the Company, and (iii) Dr. Lindborg agrees to serve as a member of the Board effective as of May 9, 2024. In addition, Dr. Lindborg’s outstanding equity awards, other than her March 11, 2024 grant of 241,935 shares of restricted stock (the “March 2024 RSA”), will cease vesting following May 9, 2024 and any such awards that are unvested as of May 9, 2024 will be forfeited. Dr. Lindborg’s March 2024 RSA will continue vesting while Dr. Lindborg is a member of the Board in accordance with the relevant equity agreement between her and the Company and the applicable equity plan of the Company, provided, however, that any unvested shares shall accelerate and become fully vested in the event of a change of control of the Company. After Dr. Lindborg joined the Board on the Separation Date, as a non-employee director, Dr. Lindborg shall be entitled to equity compensation paid by the Company pursuant to its Second Amended and Restated Director Compensation Plan, as amended.

Involvement in Certain Legal Proceedings
None of our directors or executive officers has during the past ten years:
•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF BRIGHTMAN ALMAGOR ZOHAR & CO., A FIRM IN THE
DELOITTE GLOBAL NETWORK, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024
The Board has appointed Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024. Deloitte has audited the financial statements of the Company since the fiscal year ended December 31, 2008. The Board is asking the Company’s stockholders to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm. Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Deloitte as the Company’s independent registered public accounting firm, the Board will reconsider its selection. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the Company’s and its stockholders’ best interests. A representative of Deloitte is not expected to be present at the Meeting and will not have the opportunity to make a statement or be available to respond to appropriate questions from stockholders.
The Board recommends a vote FOR ratification of the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
OUR COMMON STOCK FROM 100,000,000 TO 250,000,000
Background
We are asking our stockholders to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock. Our authorized capital stock presently consists of 100,000,000 shares of Common Stock. On August 5, 2024, our Board approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 250,000,000 shares.
As of July 31, 2024, there were (i) 79,734,091 shares of common stock issued and outstanding, (ii) 25,000 shares of common stock shares held in treasury, (iii) options outstanding to purchase an aggregate of 1,444,050 shares of common stock under our equity incentive plans and arrangements and (iv) an aggregate of 569,563 shares of Common Stock reserved for future grants or purchases under our 2014 Plans.
Accordingly, out of the 100,000,000 shares of common stock presently authorized, as of July 31, 2024, (i) 81,747,704 shares were issued, held in treasury or reserved for outstanding equity awards and (ii) 18,252,296 shares of common stock remain available for future issuance.
In addition, we entered into the Amended and Restated Distribution Agreement, dated August 9, 2021, as amended by the Amendment No.1 dated April 2, 2024, with SVB Leerink LLC (which ceased to be an agent thereunder as of April 2, 2024) and Raymond James & Associates (the “Agent”) for “at the market offering” of our ordinary shares (the “Distribution Agreement”), pursuant to which we may offer and sell our ordinary shares for an aggregate offering price of up to $100,000,000. The actual number of shares may be issued under the Distribution Agreement will vary depending on the sales prices under the “at-the-market offering”. Sales under the Distribution Agreement are to be made by any method permitted by law that is deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act, including, without limitation, sales made directly on the Nasdaq, on any other existing trading market for the Shares, through a market maker or as otherwise agreed by the Company and the Agent.
Additionally, as of July 31, 2024, there were (ii) outstanding warrants to purchase an aggregate of 20,720,722 shares of common stock, and (ii) outstanding pre-funded warrants to purchase an aggregate of 3,192,347 shares of common stock.
In addition, if Proposal No. 4 (approval of amendments to our 2014 Plans to increase the shared pool of shares available for issuance under the 2014 Plans by 8,000,000 shares from 5,600,000 shares to 13,600,000 shares) is approved, we will be required to reserve 8,000,000 additional shares of common stock for future issuance under the 2014 Plans (as further described in Proposal No. 4 below).
Overview of the Proposed Amendment
A copy of the amendment to the Certificate of Incorporation is attached as Appendix A to this proxy statement.
The proposed amendment provides that our Certificate of Incorporation of the Corporation be amended by replacing the first sentence of Article FOURTH thereof with the following:
“FOURTH:   The Corporation shall have authority to issue Two Hundred and Fifty Million (250,000,000) shares of Common Stock, par value $0.00005 per share (the “Common Stock”).”
The proposed amendment, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Our Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the proposed amendment if the Board determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

If our stockholders approve the proposed amendment, subject to the discretion of our Board, we intend to file the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Meeting.
Rationale for the Proposed Amendment
Over the past several years, we have used shares of our common stock to, among other things, engage in financings or acquisitions, incentivize and compensate employees and other service providers and for other general corporate purposes. Our Board believes that it is in our best interests to increase the number of authorized shares of Common Stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.
We anticipate that we may issue additional shares of Common Stock in the future in connection with one or more of the following:
•
our equity incentive plans;

•
financing transactions, such as public or private offerings of common stock or convertible securities;

•
licenses, partnerships, collaborations and other similar transactions;

•
strategic investments and transactions; and

•
other corporate purposes that have not yet been identified.

At this time, we do not have any plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of common stock for general corporate or any other purposes. However, our Board believes that the availability of additional authorized shares of our common stock will afford us needed flexibility in acting upon financing transactions to strengthen our financial position and/or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of Common Stock will be required with respect to any such transaction.
Potential Effects of the Proposed Amendment
The additional shares of Common Stock for which authorization is sought would be identical in powers, privileges and rights to the shares of Common Stock that are now authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities that we may issue.
The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock or limit our ability to raise additional capital.
Our Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.
The Board unanimously recommends that the stockholders vote “FOR” the approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 100,000,000 to 250,000,000.

PROPOSAL NO. 4
APPROVAL OF AMENDMENTS TO THE COMPANY’S 2014 STOCK INCENTIVE PLAN AND THE COMPANY’S 2014 GLOBAL SHARE OPTION PLAN TO INCREASE THE SHARED POOL OF SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY’S CURRENT EQUITY PLANS BY 8,000,000 ADDITIONAL SHARES (FROM 5,600,000 SHARES TO 13,600,000 SHARES) OF COMPANY COMMON STOCK AND TO EXTEND THE TERMS OF THE 2014 PLANS BY TEN YEARS EACH.
Our stockholders are being asked to approve amendments to our 2014 Stock Incentive Plan and 2014 Global Share Option (the “2014 Plans”) to increase the shared pool of shares available for issuance under the 2014 Plans by 8,000,000 additional shares (5,600,000 to 13,600,000 shares) of Common Stock and to extend each of the 2014 Plans’ terms by ten years each, to August 14, 2034 for the 2014 Stock Incentive Plan and July 9, 2034 for the 2014 Global Share Option (the “Plan Amendments”). The Plan Amendments were approved by the Board on August 5, 2024, subject to stockholder approval in order to satisfy applicable Nasdaq listing rules.
The 2014 Plans, as amended by the Plan Amendments (the “Amended 2014 Plans”) would allow for the issuance of up to an aggregate 13,600,000 shares (subject to adjustment for certain changes in the Company’s capitalization) of our Common Stock, which pool is shared between the Amended 2014 Plans, and, accordingly, shares issued pursuant to awards issued under either of the Amended 2014 Plans shall reduce the number of shares available for issuance under the other plan. Additionally, the Amended 2014 Plans will become effective as of August 5, 2024, subject to the approval of the stockholders, and the terms of the 2014 Plans will be extended by ten years each, to August 14, 2034 and July 9, 2034, respectively. The proposed Plan Amendments are attached hereto as Appendix B and Appendix C.
The Board believes the approval of the Plan Amendments is in the best interests of the Company and its stockholders and is important to the Company’s ability to hire and retain senior executives as the Company moves toward commercialization, and therefore recommends a vote “FOR” Proposal No. 4 approving the Plan Amendments to the Company’s 2014 Plans, to increase the shared pool of shares available for issuance under the Company’s current 2014 Plans by 8,000,000 additional shares (from 5,600,000 to 13,600,000 shares) of Common Stock and to extend the terms of the 2014 Plans by ten years each.
Background and Rationale of the Proposal
Our Board believes that extending our 2014 Plans and adding an additional 8,000,000 shares to the shared pool of shares available for issuance under the 2014 Plans will provide sufficient shares for us to continue to grant meaningful long term incentive compensation to our current and future employees, directors and consultants through approximately 2028, and that the approval of Proposal No. 4 is essential to permit us to continue to provide long-term, equity-based incentives to present and future key employees and directors.
Our Board believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel, including key new hires of senior executives as the Company proceeds toward commercialization. We operate in an extremely competitive environment with respect to the hiring and retention of qualified employees. As a result, our approach to compensation considers the full range of compensation techniques that enables us to compete with our peers to attract and retain key personnel. Equity compensation is one of the critical components of our compensation package because it (i) develops a culture of ownership among our employees, (ii) aligns the interests of employees and non-employee directors with the interests of our other stockholders and (iii) preserves our cash resources. We believe that extending the 2014 Plans for another ten years and that adding 8,000,000 issuable shares of our Common Stock under the 2014 Plans will allow us to continue to recruit leading professionals for key positions within our company as well as to retain and incentivize our current employees.
Our employees are some of our most valuable assets, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals. We strongly believe that the approval of the proposed share increase and term extension is instrumental to our continued success. Accordingly, we are seeking stockholder approval of an increase in the number of shares issuable under our 2014 Plans and extended term for both of our 2014 Plans.
Our 2014 Stock Incentive Plan is set to expire on August 14, 2024 and our 2014 Global Share Option expired on July 9, 2024. If Proposal No. 4 is not approved, we will not have a share pool for issuing annual grants to directors and officers and new discretionary equity grants to new and existing employees. We are unable to issue new discretionary equity grants under the 2014 Plans to new and existing employees. Our executive officers and directors have an interest in Proposal No. 4.
New Plan Benefits under the Amended 2014 Plans
Awards under the Amended 2014 Plans will be determined by the Governance, Nominating and Compensation Committee (“GNC Committee”), in its discretion, and except for the automatic annual grants and the Contingent Option Shares described above, awards and the terms of any awards under the Amended 2014 Plan for the current year or any future year are not determinable.
Plan Benefits under the Amended 2014 Plans
The following table provides information concerning the benefits that were received by the following persons and groups under the Amended 2014 Plans as of July 31, 2024:
	Number of Shares Under Amended 2014 Stock Incentive Plan (#)	Number of Shares under Amended Global Share Plan (#)
Chaim Lebovits, Chief Executive Officer	—	968,112
Dr. Ibrahim B. Dagher, Chief Medical Officer	332,742	—
Alla Patlis, Interim Chief Financial Officer	—	96,446
Dr. Hartoun Hartounian, the Chief Operating Officer	—	—
All current executive officers, as a group	332,742	1,296,191
All current directors who are not executive officers, as a group	476,645	377,998
Each director who is not an effective officer
Dr. Jacob Frenkel	—	150,000
Dr. Irit Arbel	—	227,998
Dr. Menghisteab Bairu	—	—
Dr. Stacy Lindborg	450,685	—
Dr. Anthony Polverino	25,960	—
Nir Naor	—	—
Uri Yablonka	—	231,633
Each associate of any executive officers, current directors or director nominees	476,645	609,631
Each other person who received or is to receive 5% of awards	—	—
All current employees including all current officers who are not executive officers, as a group	567,503	774,966
We anticipate filing a Registration Statement on Form S-8 with the SEC to register the additional amount of new shares of our Common Stock to be included in the aggregate share reserve under the 2014 Plans, as amended by the Plan Amendments, effective upon and subject to stockholder approval of Proposal No. 4, as soon as practicable upon such stockholders’ approval of the Plan Amendments.
The following is a brief summary of the principal provisions of the 2014 Plans, as amended by the Plan Amendments. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2014 Plans, as amended by the Plan Amendments. References to the Board in this summary shall include the GNC Committee of the Board or any similar committee appointed by the Board to administer the 2014 Plans.
Summary of the 2014 Stock Incentive Plan (as amended)
The 2014 Stock Incentive Plan as amended would allow for the issuance of up to 13,600,000 shares (subject to adjustment for certain changes in the Company’s capitalization) of our Common Stock, which pool shall be shared with the 2014 Global Share Option Plan described below and, accordingly, shares issued pursuant to awards issued under either the 2014 Global Share Option Plan or the 2014 Stock Incentive Plan shall reduce the number of shares available for issuance under the other plan. Additionally, the 2014 Stock Incentive Plan as amended would be extended until August 14, 2034 rather than August 14, 2024, allowing for the continued issuance of annual and discretionary awards for another ten years.
The 2014 Stock Incentive Plan, as amended, is intended to be a broad-based plan that allows for the issuance of equity awards to our employees and members of the Board through August 14, 2034. Approximately 27 employees, or about 96% of our employee population, currently participate in our equity incentive compensation programs. In addition, consultants and advisors, as well as our non-employee directors, currently participate in our equity incentive compensation programs.
Types of Awards; Shares Available for Issuance
The 2014 Stock Incentive Plan allows for the issuance of incentive stock options, which are intended to qualify under Section 422 of the Internal Revenue Code (the “Code”), no statutory stock options, and restricted stock awards; we refer to these securities as Awards. Subject to adjustment in the event of stock splits, stock dividends or similar events, Awards may be made under the 2014 Stock Incentive Plan for up to 13,600,000 (subject to stockholder approval of Proposal No. 4) shares of our Common Stock (which pool shall be shared with the 2014 Global Share Option Plan). In addition, if any Award granted under the 2014 Stock Incentive Plan expires or is terminated, surrendered, cancelled without having been fully exercised, forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or otherwise results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the 2014 Global Share Option Plan or the 2014 Stock Incentive Plan (subject, in the case of incentive stock options, to any limitations under the Code). However, shares of Common Stock delivered to us by a participant to purchase Common Stock upon exercise of an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares of Common Stock available for the future grant of Awards under the 2014 Stock Incentive Plan. In addition, Common Stock repurchased by us on the open market using proceeds from the exercise of an Award shall not increase the number of shares of Common Stock available for future grant of Awards under the 2014 Stock Incentive Plan or the 2014 Global Share Option Plan.
The pool of shares available for issuance under the 2014 Stock Incentive Plan is the same pool of shares reserved and available for issuance under the 2014 Global Share Option Plan. Accordingly, shares issued pursuant to awards under either of the 2014 Plans shall reduce the number of shares available for future issuance under each plan, and shares that are returned under such plans are returned to the shared pool.
Certain sub-limitations apply to the shares available for issuance under the 2014 Stock Incentive Plan. The maximum number of shares with respect to which Awards may be granted to any participant under the 2014 Stock Incentive Plan is 1,000,000 shares per calendar year.
In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our Board may grant Awards under the 2014 Stock Incentive Plan in substitution for an option or other stock or stock-based Awards granted by such entity or an affiliate thereof on such terms as our Board determines appropriate in the circumstances, notwithstanding any limitation on Awards contained in the 2014 Stock Incentive Plan. Substitute Awards granted under the 2014 Stock Incentive Plan in connection with a merger or consolidation of an entity with the Company or the acquisition by the

Company of property or stock of an entity shall not count against the overall share limits and sub-limitations described above, except as required by reason of Section 422 and related provisions of the Code.
Shares issued under the 2014 Stock Incentive Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
Descriptions of Awards
Options.   Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price that is less than 100% of the fair market value of the Common Stock on the effective date of grant; provided, however, that if our Board approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of the Common Stock on such future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock. Under the terms of the 2014 Stock Incentive Plan, stock options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock). Any or all of the Awards available under the 2014 Stock Incentive Plan may be in the form of incentive stock options. The 2014 Stock Incentive Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash, check or wire transfer, or, except as may otherwise be provided in the applicable option agreement or approved by our Board, in connection with a “cashless exercise” through a broker, (ii) to the extent provided in the applicable option agreement or approved by our Board, and subject to certain conditions, by surrender to us of shares of Common Stock owned by the participant valued at their fair market value, (iii) to the extent provided in an applicable nonstatutory stock option agreement or approved by our Board, and subject to certain conditions, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of Common Stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our Common Stock on the date of exercise, (iv) to the extent provided in the applicable option agreement or approved by our Board, by any other lawful means, or (v) any combination of the foregoing.
Limitation on Repricing of Options; Other Limitations.   With respect to options, unless such action is approved by stockholders or permitted under the terms of the 2014 Stock Incentive Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option granted under the 2014 Stock Incentive Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option, (ii) cancel any outstanding option (whether or not granted under the 2014 Stock Incentive Plan) and grant in substitution therefor new Awards under the 2014 Stock Incentive Plan (other than certain Awards granted in connection with our merger or consolidation with, or acquisition of, another entity, covering the same or a different number of shares of Common Stock and having an exercise price or measurement price per share lower than the then-current exercise price per share of the cancelled option, (iii) cancel in exchange for a cash payment any outstanding option with an exercise price per share above the then-current fair market value of our Common Stock, or (iv) take any other action under the 2014 Stock Incentive Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq. No option granted under the 2014 Stock Incentive Plan shall contain any provision entitling the grantee to the automatic grant of additional options in connection with any exercise of the original option or provide for the payment or accrual of dividend equivalents.
Restricted Stock Awards.   We may issue Awards entitling recipients to acquire shares of our Common Stock subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Unless otherwise provided in the applicable Award agreement, any dividend declared and paid by us with respect to a share of Restricted Stock shall be paid to the participant (without interest) only if and when such shares of Restricted Stock become free from any applicable restrictions on transferability and forfeitability.

Performance Awards.   Restricted Stock granted under the 2014 Stock Incentive Plan may be made subject to achievement of performance goals. We refer to these types of Awards as Performance Awards.
Such performance measures (i) may vary by participant and may be different for different Awards; and (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the GNC Committee. The GNC Committee may adjust downwards, but not upwards, the number of shares payable pursuant to such Awards and may not waive the achievement of the applicable performance measures except in the case of the death or disability of the participant or a change in control of the Company. Dividend equivalents with respect to Performance Awards will be subject to the same restrictions on transfer and forfeitability as the underlying Performance Award.
Transferability of Awards
Except as the Board may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant. A participant’s rights to sell Common Stock may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters. Without derogating from the scope of the above, the Committee may designate certain periods, at its reasonable discretion, with respect to all or certain groups of participants and/or with respect to all or certain types of awards, during which the vesting and/or exercise of awards and/or sale of Common Stock shall be restricted or prohibited, including without limitation, in order to comply with applicable laws in any relevant jurisdiction and/or rules of any exchange on which the Company’s shares are traded (“Blackout Periods”). During such Blackout Periods, participants will not be able to exercise the options (or other awards) and/or receive and/or sell the Common Stock held by or on behalf of the participants and the Company shall not bear any liability to participants for any claim, loss or liability that may result from such restrictions.
Eligibility to Receive Awards
Employees, officers, directors, consultants and advisors of the Company and of our present or future parent or subsidiary corporations and any other business venture in which the Company has a controlling interest (as determined by our Board) are eligible to be granted Awards under the 2014 Stock Incentive Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code. As of July 31, 2024, approximately 6 non-employee directors, 5 executive officers and 23 employees who are not executive officers would be eligible to receive Awards under the 2014 Stock Incentive Plan upon approval, including our executive officers and non-employee directors. As of July 31, 2024, no consultants would be eligible to receive Awards under the 2014 Stock Incentive Plan upon approval. The granting of Awards under the 2014 Stock Incentive Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above.
Administration
Our Board administers the 2014 Stock Incentive Plan and is authorized to grant Awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2014 Stock Incentive Plan and to construe and interpret the provisions of the 2014 Stock Incentive Plan and any Award agreements entered into under the 2014 Stock Incentive Plan. Our Board may correct any defect, supply any omission or reconcile any inconsistency in the 2014 Stock Incentive Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.
Pursuant to the terms of the 2014 Stock Incentive Plan, our Board may delegate authority under the 2014 Stock Incentive Plan to one or more committees or subcommittees of our Board. Our Board has authorized the GNC Committee to administer certain aspects of the 2014 Stock Incentive Plan, including the granting of awards to directors and executive officers. The GNC Committee, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the 2014 Stock Incentive Plan:
•
the number of shares of Common Stock covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest;

•
the exercise price of Awards;

•
the effect on Awards of a change in control of Brainstorm Cell Therapeutics Inc.; and

•
the duration of Awards.

To the extent permitted by applicable law, our Board may delegate to one or more of our officers the power to grant stock options and certain Awards to our employees or non-executive officers and to exercise such other powers under the 2014 Stock Incentive Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant. No officer shall be authorized to grant Awards to any of our executive officers.
Awards to non-employee directors will only be granted and administered by a committee, all the members of which are independent as defined by Section 5605(a)(2) of the Nasdaq listing rules.
The Board may at any time provide that any Award will become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be, except as otherwise provided under the terms of the 2014 Stock Incentive Plan in the case of Performance Awards.
Except as otherwise provided under the 2014 Stock Incentive Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and our Board need not treat participants uniformly. Our Board shall determine the effect on an Award of the disability, death, retirement, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights under the Award.
We are required to make equitable adjustments (in the manner determined by our Board) to the number and class of securities available under the 2014 Stock Incentive Plan, the share counting rules and sub-limits set forth in the 2014 Stock Incentive Plan, and any outstanding Awards under the 2014 Stock Incentive Plan to reflect stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of our Common Stock other than ordinary cash dividends.
All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest on the 2014 Stock Incentive Plan or in any Award.
Except as otherwise provided under the 2014 Stock Incentive Plan with respect to repricing outstanding stock options, Performance Awards or actions requiring stockholders approval, our Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our Board determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2014 Stock Incentive Plan or the change is otherwise permitted under the terms of the 2014 Stock Incentive Plan in connection with a change in capitalization or reorganization event.
Reorganization Events
Under the 2014 Stock Incentive Plan, if a reorganization event, which is defined as (a) a merger, acquisition or reorganization of the Company with one or more other entities in which the Company is not the surviving entity or resulting in the Company being the surviving entity and there is a change in the ownership of Common Stock of the Company, such that another person or entity owning fifty percent (50%) or more of the outstanding voting power of the Company’s securities by virtue of the transaction, (b) a sale of all or substantially all of the assets or shares of the Company to another entity, or (c) any liquidation or dissolution of the Company, occurs, our Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between a participant and us): (A) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to a participant, provide that all of the participant’s unexercised Awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (C) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such reorganization event, (D) in the event of a reorganization event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each Award held by a participant equal to (X) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (E) provide that, in connection with our liquidation or dissolution, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (F) any combination of the foregoing. Our Board is not obligated to treat all Awards, all Awards held by a participant, or all Awards of the same type, identically.
Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding Restricted Stock shall inure to the benefit of our successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a participant and us, either initially or by amendment.
Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between the participant and us, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
Provisions for Foreign Participants
Our Board may from time to time establish one or more sub-plans under the 2014 Stock Incentive Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. Our Board shall establish such sub-plans by adopting supplements to the 2014 Stock Incentive Plan containing any limitations on our Board’s discretion under the 2014 Stock Incentive Plan as our Board shall deem necessary or desirable and any additional terms and conditions not otherwise inconsistent with the 2014 Stock Incentive Plan that our Board shall deem necessary or desirable. All supplements adopted by our Board shall be deemed to be part of the 2014 Stock Incentive Plan, but each supplement shall apply only to participants within the affected jurisdiction.
Amendment or Termination
Our Board may amend, suspend or terminate the 2014 Stock Incentive Plan or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under the rules of the Nasdaq be made effective unless and until our stockholders approve such amendment; and (ii) if the Nasdaq amends its rules so that such rules no longer require stockholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the rules of the Nasdaq, no amendment to the 2014 Stock Incentive Plan (A) materially increasing the number of shares authorized under the 2014 Stock Incentive Plan (other than as provided for in the 2014 Stock Incentive Plan in connection with substitute Awards, changes in capitalization or reorganization events), (B) expanding the types of Awards that may be granted under the 2014 Stock Incentive Plan, or (C) materially expanding the class of participants eligible to participate in the 2014 Stock Incentive Plan shall be effective unless and until our stockholders approve such amendment. In addition, if at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2014 Stock Incentive Plan adopted in accordance with the procedures described above shall apply to, and be binding on the holders of, all Awards outstanding under the 2014 Stock Incentive Plan at the time the amendment is adopted, provided that the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2014 Stock Incentive Plan.
Effective Date and Term of 2014 Stock Incentive Plan
The 2014 Stock Incentive Plan became effective on August 14, 2014, the date the plan was approved by our stockholders. Under the original terms of the 2014 Stock Incentive Plan, no awards were to be granted under the 2014 Stock Incentive Plan after the expiration of ten years from the effective date, August 14, 2024, but if the Company’s stockholders approve the Plan Amendments, the amended 2024 Stock Incentive Plan will become effective as of August 5, 2024, subject to the approval of the stockholders, and the term of the amended 2014 Stock Incentive Plan will be extended by an additional ten years and span from August 14, 2014 to August 14, 2034, unless earlier terminated pursuant to the terms of amended 2014 Stock Incentive Plan.
Federal Income Tax Information
The following discussion outlines generally the U.S. federal income tax consequences of participation in the 2014 Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2014 Stock Incentive Plan.
Non-Qualified Options (nonstatutory stock options).   A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of our common stock on the date the option is exercised over the price paid for our common stock, and we will then be entitled to a corresponding deduction. Depending upon the period shares of our common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.
Incentive Stock Options.   A participant who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells our common stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for our common stock and the amount for which he or she sells our common stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and we will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income and the Company will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.
Stock Awards.   A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a “substantial risk of forfeiture,” as defined in the Code. However, when the shares of our common stock that are subject to the stock award are transferable by the participant or are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and we will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and we also will be entitled to a corresponding deduction at that time.
Other Awards.   A participant will not recognize income upon the grant of certain equity incentives such as performance awards or dividend equivalent rights. Generally, at the time a participant receives payment under any such award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of our common stock received, and we will then be entitled to a corresponding deduction.
Summary of the 2014 Global Share Option Plan (as amended)
Administration.   The 2014 Global Share Option Plan (the “2014 Global Plan”) is administered by the GNC Committee of the Board.
Participation.   The 2014 Global Plan provides that the persons eligible for participation in the 2014 Global Plan shall include employees, officers, directors, and/or service providers such as consultants, or advisers of the Company or any affiliate, or any other person who is not an employee (also referred to as non-employee). As of July 31, 2024, approximately 6 non-employee directors, 5 executive officers and 23 employees who are not executive officers and no consultants would be eligible to receive Awards under the 2014 Global Plan upon approval, including our executive officers and non-employee directors. As of July 31, 2024, no consultants would be eligible to receive Awards under the 2014 Stock Incentive Plan upon approval. In determining the eligibility of an individual to be granted awards pursuant to the 2014 Global Plan, as well as in determining the number of awards to be granted to any individual, the GNC Committee takes into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of the individual’s service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the GNC Committee deems relevant.
Terms and Provisions of Options.   Options granted under the 2014 Global Plan are exercisable at such times and during such period as is set forth in the award agreement, and shall terminate upon the earlier of (i) the date set forth in the award agreement, (ii) the expiration of ten years from the date of grant, or (iii) the expiration of any extended period in any of the events set forth below. The award agreement may contain such provisions and conditions as may be determined by the GNC Committee. The option exercise price for each share subject to an option shall be determined by the GNC Committee in its sole and absolute discretion in accordance with applicable law (and may be less than fair market value, subject to applicable law), subject to any guidelines as may be determined by the Board from time to time. The exercise price shall be payable upon the exercise of an option in cash, check, or wire transfer.
An option or any right with respect thereto of any optionee to exercise an option granted under the 2014 Global Plan is not assignable or transferable, nor may it be given as collateral nor may any right with respect thereto be given to a third party whatsoever, other than by will or the laws of descent and distribution, or as specifically otherwise allowed under the 2014 Global Plan. Moreover, during the lifetime of the optionee, each and all of such optionee’s rights to purchase shares under the 2014 Global Plan shall be exercisable only by the optionee.
In the event of a termination of optionee’s employment or service, all options granted to such optionee shall immediately expire. Notwithstanding the foregoing and unless otherwise determined in the optionee’s award agreement, an option may be exercised after the date of termination as follows: if the termination is without cause, the unexpired vested options still in force may be exercised within a period of three (3) months after the date of such termination; if such termination of employment is the result of death or disability, the vested unexpired options still in force may be exercised within a period of twelve (12) months after such date of termination; if such termination of employment or service is for cause, any outstanding unexercised option will immediately expire and terminate, and the optionee shall not have any right in respect thereof. In no event shall an option be exercisable after the date upon which it expires by its terms. The GNC Committee has the authority to extend the term of all or part of the vested options beyond the date of such termination for a period not to exceed the period during which the options by their terms would otherwise have been exercisable.
Restricted Stock.   Restricted stock and other equity-based awards may be issued to all participants either alone or in addition to other awards granted under the 2014 Global Plan. Such awards will be subject to such conditions and restrictions as the GNC Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price (if any) of shares of restricted stock will be determined by the GNC Committee. If the performance goals and other restrictions are not attained, the grantee will automatically forfeit their awards of restricted stock to the Company.
Merger; Acquisition; Reorganization.   The 2014 Global Plan provides that in the event of a merger, acquisition, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity or resulting in the Company being the surviving entity and there is a change in the ownership of Shares of the Company, such that another person or entity owning fifty percent (50%) or more of the outstanding voting power of the Company’s securities by virtue of the transaction or in the event of a sale of all or substantially all of the assets or shares of the Company to another entity (a “Transaction”) the unexercised or restricted portion of each award shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the successor corporation (or a parent or subsidiary of the successor corporation) as were distributed to the stockholders of the Company in connection with the Transaction. In the case of such assumption and/or substitution of awards, appropriate adjustments shall be made to the exercise price so as to reflect such award and all other terms and conditions of the award agreements, all subject to the determination of the GNC Committee or the Board, which determination shall be in their sole discretion and final. In the event of a Transaction where the outstanding awards are not assumed or substituted, the GNC Committee may, in its discretion, provide for the following: (i) that the vesting of all or a portion of the outstanding awards be accelerated so that any unvested or restricted award or the relevant portion thereof shall be immediately vested as of the date which is ten (10) days prior to the effective date of the Transaction or on another date and/or dates or at an event and/or events as the GNC Committee shall determine at its sole and absolute discretion; (ii) that all or a portion or certain categories of the outstanding unexercised or restricted awards be cancelled upon the actual consummation of the Transaction, and instead the holders thereof will receive monetary or other consideration, in the amount and under the terms determined by the GNC Committee at it sole and absolute discretion; or (iii) that an adjustment or interpretation of the terms of the awards shall be made in order to facilitate the Transaction and/or otherwise as required in context of the Transaction.
The 2014 Global Plan further provides that in the event that the outstanding shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), share split or reverse share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of shares subject to the 2014 Global Plan or subject to any awards theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate exercise price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares. Upon the occurrence of any of the above, the class and aggregate number of shares issuable pursuant to the 2014 Global Plan, in respect of which awards have not yet been exercised, shall be appropriately adjusted.
Upon voluntary dissolution or liquidation of the Company, the Company shall immediately notify all unexercised award holders of such voluntary liquidation, and the award holders shall then have ten (10) days to exercise any unexercised vested options or vested award held by them at that time. Upon the expiration of such ten-day period, all remaining outstanding awards will terminate immediately.

Limitations; Blackout Periods.   The 2014 Global Plan provides that each participant’s rights to sell shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the participant unconditionally agrees and accepts any such limitations. The GNC Committee may designate certain periods, at its reasonable discretion, with respect to all or certain groups of participants and/or with respect to all or certain types of awards, during which the vesting and/or exercise of awards and/or sale of shares shall be restricted or prohibited, including without limitation, in order to comply with applicable laws in any relevant jurisdiction and/or rules of any exchange on which the Company’s shares are traded (“Blackout Periods”). During such Blackout Periods, participants will not be able to exercise the options (or other awards) and/or receive and/or sell the shares held by or on behalf of the participants and the Company shall not bear any liability to participants for any claim, loss or liability that may result from such restrictions.
Termination and Amendment.   The 2014 Global Plan became effective on July 9, 2014, the date the plan was approved by our stockholders. Under the original terms of the 2014 Global Plan, no awards were to be granted under the 2014 Global Plan after the expiration of ten years from the effective date, July 9, 2024, but if the Company’s stockholders approve the Plan Amendments, the amended 2014 Global Plan will become effective as of August 5, 2024, subject to the approval of the stockholders,, and the term of the amended 2014 Global Plan will be extended by ten years to July 9, 2034, unless earlier terminated pursuant to the terms of 2014 Global Plan. The Board may at any time terminate or suspend the 2014 Global Plan or make such modification or amendment as it deems advisable; provided, however, that no amendment, alteration, suspension or termination of the 2014 Global Plan shall impair the rights of any participant, unless mutually agreed otherwise by the participant and the Company. Termination of the 2014 Global Plan prior to the termination date, if approved, shall not affect the Board’s ability to exercise the powers granted to it thereunder with respect to awards granted under the 2014 Global Plan prior to the date of such earlier termination. The Company shall obtain the approval of the Company’s stockholders for amendment to the 2014 Global Plan if stockholders’ approval is required under any applicable law or if stockholders’ approval is required by any authority or by any governmental agencies or national securities exchanges.
Israeli Appendix and Tax Matters
Section 102 of the Israeli Income Tax Ordinance (New Version), 1961, as amended (the “Section 102”; “Tax Ordinance”, respectively) shall apply to allocation of Awards and/or shares to employees, directors and office holders, but excluding controlling shareholders (as defined in Section 32(9) of the Ordinance) (the “Employees”). Awards granted under Section 102 may be classified as Approved 102 Award to be held by a trustee for the benefit of the Employees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Trustee”; “Holding Period”, respectively) or as Unapproved 102 Award, without a trustee. The Trustee is appointed by the Company and approved by the Israeli Tax Authorities. Under the trustee track, the trustee may not release any Approved 102 Awards or shares allocated or issued upon exercise of Approved 102 Awards prior to the end of the Holding Period and the full payment of participant’s tax liabilities arising from Approved 102 Awards which were granted to him and/or any shares allocated or issued upon exercise of such Awards. With respect to any Approved 102 Award, a participant shall not sell or release from trust any share received upon the exercise of an Approved 102 Award and/or any share received subsequently following any realization of rights, including bonus shares, until the lapse of the Holding Period described above. If any such sale or release shall occur during the Holding Period the sanctions under Section 102 shall apply and shall be borne by such participant. Approved 102 Awards may either be classified as “ordinary income award” or “capital gains award”. The classification of the type of awards as “ordinary income award” or “capital gain award” depends on the election made by the Company prior to the date of grant, and obligates the Company to grant such type of award to all of its Employees for a period of one year following the year during which the elected type of awards were first granted.
We expect to grant Awards to our Employees as Approved 102 Awards under the capital gain track. The 2014 Global Plan and the relevant election will be appropriately filed with the Israeli tax authorities at least 30 days before the grants of Approved 102 Awards are made. Under such track, the Employee will be taxed at capital gain rates upon the sale of shares received following the exercise of such awards or upon release of such shares from trust, whichever is earlier, provided that the conditions of the “capital gains track” are met.

Equity Compensation Plan Information
The following table summarizes certain information regarding our equity compensation plans as of December 31, 2023:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a)) (c)
Equity compensation plans approved by security holders:	1,605,783(2)	$3.2671(3)	2,108,070(3)
Equity compensation plans not approved by security holders:	—	—	—
Total	1,605,783	$3.2671	2,108,070(1)

(1)
Includes 1,605,783 shares of common stock issuable upon the exercise of outstanding options only.

(2)
Since restricted stock units do not have any exercise price, such units are not included in the weighted average exercise price calculation.

(3)
A total of 3,713,853 shares of our Common Stock are reserved for issuance in aggregate under the Equity Plans and the Prior Plans. Any awards granted under either the 2014 Global Plan or the 2014 U.S. Plan will reduce the total number of shares available for future issuance under the other plan.

Required Vote
Approval of the proposed Plan Amendments requires the affirmative vote of the holders of a majority of shares present at the virtual Meeting or represented by proxy and entitled to vote on the matter at the virtual annual meeting.
The Company’s Recommendation
We believe strongly that the approval of the Plan Amendments is essential to our continued success. Our employees and directors are among our most valuable assets. Stock options and other awards such as those provided under the 2014 Plans are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards are also crucial to our ability to motivate employees to achieve our goals and to retain qualified directors. Our Board approved the Plan Amendments, subject to stockholder approval. If the stockholders do not approve Proposal No. 4 amending the 2014 Plans, our ability to grant any further options to our employees and members of our Board or make any further awards of stock will be severely impaired. This could adversely impact our ability to attract, retain and motivate current and prospective employees and members of the Board. For the reasons stated above, the stockholders are being asked to approve amending the 2014 Plans.
The Board believes the approval of the Plan Amendments is in the best interests of the Company and its stockholders and is essential to the Company’s ability to hire and retain senior executives as the Company moves toward commercialization, and therefore recommends a vote “FOR” Proposal No. 4 approving amendments to the 2014 Plans, to increase the shared pool of shares available for issuance under the Company’s 2014 Plans by 8,000,000 additional shares (from 5,600,000 to 13,600,000) of Common Stock and to extend the terms of the 2014 Plans by ten years each.

PROPOSAL NO. 5
TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, SHOULD IT DEEM IT TO BE APPROPRIATE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK BY A RATIO BETWEEN 1-FOR-5 AND 1-FOR-15, INCLUSIVE, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.
General
The Company is considering effectuating a reverse stock split of the Company’s Common Stock on or prior to the first anniversary of the Meeting. Such action may be taken, among other reasons, in order to continue listing the Company’s Common Stock on the Nasdaq, and for reasons related to capital markets generally, including attracting institutional investors. If this proposal is approved by the Company’s stockholders at the Meeting or at an adjournment thereof, the Board would then have the discretion to implement a reverse stock split, within the parameters of the authority granted at the Meeting, on or prior to the first anniversary of the Meeting, without seeking further approval or authorization of the Company’s stockholders.
The Company’s stockholders are being asked to approve the reverse stock split proposal at the ratio between 1:5 and 1:15, inclusive.
The Board has adopted a resolution, (i) declaring the advisability of amending the Company’s Certificate of Incorporation to effect a reverse stock split by a ratio between 1:5 and 1:15, inclusive, subject to stockholder approval, and (ii) authorizing any other action it deems necessary or appropriate to effect such a reverse stock split, on or prior to the first anniversary of the Meeting, without further approval or authorization of the Company’s stockholders. Subject to the stockholders’ approval of this proposal, the Board may subsequently effect, in its discretion, a reverse stock split within the range approved by the stockholders based on its determination that such reverse stock split is appropriate and in the best interests of the Company and its stockholders on or prior to the first anniversary of the Meeting.
If approved by the Company’s stockholders, and the Board determines that a reverse stock split is appropriate and in the best interests of the Company and its stockholders, the proposed reverse stock split could become effective on any date selected by the Board, provided that the date is on or prior to the first anniversary of the Meeting. The Board may only effect a proposed reverse stock split within the range approved. Any reverse stock split effected by the Board shall be with respect to a whole number of shares of Common Stock only (i.e., 1:5, 1:10, 1:15, etc.). Moreover, the Board reserves the right, even after stockholder approval, to forego effecting a reverse stock split if such action is determined not to be appropriate and in the best interests of the Company and its stockholders. If the reverse stock split approved by the stockholders is subsequently not implemented by the Board and effected by the first anniversary of the Meeting, the proposal will be deemed abandoned, without any further effect. In such case, the Board may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.
Contingent on approval of this proposal by the requisite vote of the Company’s stockholders and thereafter implementation by the Board, upon filing of an amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, the reverse stock split would be effective in accordance with such amendment.
Reasons for the Proposed Reverse Split
The primary reason for the proposed reverse split is to increase the per share market price of the Common Stock to enhance our ability to meet the listing requirements of Nasdaq and to make our Common Stock more attractive to a broader range of institutional and other investors. Since September 2023, the closing bid price for the Company’s Common Stock has remained below $1.00 per share for extended periods. Nasdaq requires, among other things, a minimum bid price per share of $1.00 for continued listing of the Company’s Common Stock pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). Subsequently, as a result of the Company’s bid price noncompliance, Nasdaq staff sent Notices of Delisting to the Company on November 1, 2023 and May 1, 2024, respectively. On June 3, 2024, Nasdaq granted a temporary exception to the Company, allowing the Company an additional period, ending on October 21, 2024, to regain compliance with the Bid Price Rule, given the Company’s representation in its expedited review request that it intends to effect a reverse stock split, if necessary, no later than October 7, 2024, to regain compliance by October 21, 2024.
The Board recommends that the interest of the stockholders may be best served by a reverse stock split in order to increase the Common Stock bid price. The Company believes that the reverse stock split along with results of growth and operations could be a substantial basis for achieving the stock bid price necessary for continued Nasdaq listing.
However, there is no assurance that our stock price will achieve the minimum bid price amount and that our stock price will continue to meet the minimum requirement for continued listing. In order to continue listing on Nasdaq, the Company will also need to continue complying with additional quantitative (stockholders’ equity, size of stockholder base, market value of securities, size of the public float, number of market makers, etc.) and qualitative (corporate governance, director independence, Board and Audit Committee composition, etc.) listing requirements on an ongoing, continuous basis.
Principal Effects of the Proposed Reverse Split
If the proposed reverse stock split is approved at the Meeting and the Board determines that a reverse stock split is appropriate and in the best interests of the Company and its stockholders and elects to effect a reverse stock split, each outstanding share of the Company’s Common Stock would immediately and automatically be changed, as of the effective date of the reverse split, into the proportionate number of shares of the Company’s Common Stock and the number of shares of the Company’s Common Stock subject to outstanding options and warrants issued by the Company would be reduced proportionately and the respective exercise prices would be increased proportionately.
No fractional shares of the Company’s Common Stock would be issued by the Company in connection with a reverse split. Holders of the Company’s Common Stock who would otherwise receive a fractional share of the Company’s Common Stock pursuant to the reverse split would receive cash in lieu of the fractional share as explained more fully below.
The par value of the Company’s Common Stock would remain unchanged at $0.00005 per share, and the number of authorized shares of the Company’s Common Stock would remain unchanged (without taking into account the impact of the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock pursuant to Proposal 3 if it is approved by our stockholders).
If the reverse split is approved at the Meeting and effected by the Board, the Board would fix a record date for the determination of shares subject to the reverse split.
As of August 12, 2024, the Record Date for the Meeting, there were            shares of the Company’s Common Stock issued and outstanding. If additional shares of the Company’s Common Stock are issued or redeemed prior to the effective date of the reverse split, the actual number of shares issued and outstanding before and after the reverse split would increase or decrease accordingly.
Because the reverse split would apply to all issued and outstanding shares of the Company’s Common Stock and outstanding rights to purchase the Company’s Common Stock or to convert other securities into the Company’s Common Stock, the proposed reverse split would not alter the relative rights and preferences of existing stockholders. The reverse split would, however, effectively increase the number of shares of the Company’s Common Stock available for future issuances by the Board. The Company currently has no plans, arrangements or understandings with respect to the issuance of any of the shares that would be newly available for issuance as a result of the reverse split.
If the proposed reverse split is approved at the Meeting and effected by the Board, some stockholders may consequently own less than one hundred shares of the Company’s Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following implementation of a reverse split may be required to pay higher transaction costs should they subsequently determine to sell their shares of Common Stock.
If a reverse split is approved by the requisite vote of the stockholders, stockholders have no right under the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation or the Company’s Bylaws to dissent from a reverse stock split or to dissent from the payment of cash in lieu of issuing fractional shares.
Cash Payment in Lieu of Fractional Shares
If the proposed reverse split is approved at the Meeting and effected by the Board, in lieu of any fractional shares to which a holder of the Company’s Common Stock would otherwise be entitled as a result of such reverse split, the Company would pay cash equal to the fair value of the Company’s Common Stock. Fair value of the Company’s Common Stock will be determined by multiplying the fractional share by the average of the closing trading prices of the Common Stock (as adjusted to reflect the reverse stock split) during regular trading hours for the five trading days immediately preceding the effective time of the reverse stock split.
Federal Income Tax Consequences
The following description of the material federal income tax consequences of a reverse split of Company Common Stock that may be relevant to U.S. Holders (as defined below), but does not purport to be a complete analysis of all potential tax effects. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Changes to the laws or differing interpretation could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse split. There can be no assurance the Internal Revenue Service or a court will not take a contrary position to that discussed below regarding the tax consequences of the reverse stock split. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed.
This discussion is limited to U.S. Holders that hold Company Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. Holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, it does not address consequences relevant to U.S. Holders subject to special rules, including, without limitation:
•
persons that are not U.S. Holders (as defined below);

•
U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•
persons holding our common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•
traders in securities who elect to use the mark-to-market method of accounting;

•
securities or currency dealers;

•
banks, insurance companies, and other financial institutions;

•
mutual funds, real estate investment trusts or regulated investment companies;

•
brokers, dealers, or traders in securities;

•
S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•
tax-exempt organizations or governmental organizations;

•
persons deemed to sell Company Common Stock under the constructive sale provisions of the Code;

•
persons who hold or receive Company Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•
tax-qualified retirement plans; and

•
“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity treated as a partnership for U.S. federal income tax purposes holds Company Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding Company Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
For purposes of the discussion below, a “U.S. Holder” is any beneficial owner of shares of Company Common Stock that is not a partnership and, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Company will pay cash in lieu of any fractional shares to which a U.S. Holder would be entitled in connection with a reverse split. In general, the federal income tax consequences of a reverse split will depend on whether a U.S. Holder receives cash in lieu of r fractional shares or solely a reduced number of shares of the Company’s Common Stock in exchange for their old shares of the Company’s Common Stock. Provided that a reverse split is not be part of a plan to increase periodically a U.S. Holder’s proportionate interest in the Company’s assets or earnings and profits, the reverse split would be expected to have the following federal income tax effects:
•
Provided that the reverse stock split qualifies as a recapitalization, then a U.S. Holder who receives solely a reduced number of shares of the Company’s Common Stock will not recognize gain or loss. In the aggregate, such a U.S. Holder’s basis in the reduced number of shares of the Company’s Common Stock will equal the U.S. Holder’s basis in its old shares of the Company’s Common Stock and the holding period of the reduced number of shares of the Company’s Common Stock received will include the holding period of the old shares exchanged. U.S. Holders that acquired shares of Company’s Common Stock on different dates should consult their tax advisors regarding the holding period of such shares.

•
A U.S. holder who receives cash in lieu of a fractional share as a result of the reverse split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution would be taxed as either a distribution under Section 301 of the Code (which will either be a dividend or a return of capital followed by capital gains depending on whether the Company has “earnings and profits” for U.S. federal income tax purposes) or an exchange to such U.S. Holder, depending on that U.S. Holder’s particular facts and circumstances. Generally, a U.S. Holder receiving such a payment as an exchange should recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. Holder’s basis in the fractional share. In the aggregate, such a U.S. Holder’s basis in the reduced number of shares of the Company’s Common Stock will equal the U.S. Holder ‘s basis in its old shares of the Company’s Common Stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash.
•
The Company will not recognize any gain or loss as a result of a reverse split.

Board Discretion to Implement the Reverse Stock Split
If the proposed reverse stock split is approved at the Meeting, the Board may, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its stockholders, at any time on or prior to the first anniversary of the Meeting, authorize the reverse stock split and file the amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. The form of amendment to the Company’s Certificate of Incorporation is attached as Appendix D to this Proxy Statement and would be tailored to the specific reverse split ratio to be effected. The determination by the Board to implement a reverse split of the Company’s Common Stock may be based on a number of factors, which may include continued listing of the Company’s Common Stock on the Nasdaq or for other reasons related to the Company’s capital markets needs generally, including attracting institutional investors.
If the Board determines to implement the reverse split of the Company’s Common Stock, the ratio chosen by the Board will depend on a number of factors, including market conditions, existing and expected trading prices for the Company’s Common Stock and the likely effect of business developments on the market price for the Company’s Common Stock. Notwithstanding approval of the reverse stock split at the Meeting, the Board may, in its discretion, determine not to implement the reverse split.
The Board recommends a vote FOR the proposal to authorize the Board, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its stockholders, to effect a reverse stock split of the Company’s Common Stock by a ratio between 1-for-5 and 1-for-15, inclusive, without further approval or authorization of the Company’s stockholders.

PROPOSAL NO. 6
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY ADVISORY VOTES
In accordance with the Dodd-Frank Act, Proposal No. 6 gives stockholders the opportunity to cast a non-binding vote on how often the Company should include a non-binding advisory vote on executive compensation in its proxy materials for future annual or other meetings for which the Company must include executive compensation information. Stockholders may vote to have the advisory vote on executive compensation on one of the following three schedules: every year, every two years, or every three years. Stockholders may also abstain from voting.
After careful consideration of this proposal, our Board of Directors determined that a non-binding advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company and therefore recommends a vote for a triennial advisory vote. In reaching its recommendation, our Board considered that a triennial advisory vote would permit our compensation programs to be judged over a period of time. Our Board believes that a well-structured compensation program should include policies and practices that emphasize the creation of stockholder value over the long-term and that the effectiveness of such plans cannot be adequately evaluated on an annual or biennial basis.
While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or the GNC Committee. Our Board and GNC Committee value the opinions of all of our stockholders and will consider the outcome of this vote when deciding upon the frequency of stockholder votes on executive compensation.
Because Proposal No. 6 seeks the input of stockholders and provides stockholders with multiple voting options, there is no minimum vote requirement for Proposal No. 6. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.
The Board recommends that stockholders vote to hold the non-binding advisory vote on executive compensation EVERY THREE YEARS.

PROPOSAL NO. 7
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our Board recognizes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program. Per the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010, as amended, and Section 14A of the Exchange Act, we are required to provide our stockholders with the opportunity to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. Consistent with the recommendation of the Board to stockholders that future stockholder votes on executive compensation occur every three years, and in light of the voting results on the say on frequency proposal at the 2018 annual meeting of stockholders, the Company has determined that it will hold an advisory vote on the compensation of named executive officers every three years unless the frequency of stockholder votes on executive compensation is otherwise voted at this Meeting. We are required to solicit stockholder votes on the frequency of future advisory votes on executive compensation at least once every six years, although we may seek shareholder input more frequently. We expect to hold the next stockholder vote on the frequency of future advisory votes on executive compensation in 2030.
Accordingly, you may vote on the following resolution at the Meeting:
“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion.”
As you consider this Proposal No. 7, we urge you to read the Executive Compensation section of this Proxy Statement for additional details on compensation of the Named Executive Officers, with particular attention to the reduction of the base salaries of our executive officers effective in November 2023 as part of our ongoing efforts to preserve cash. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the Named Executive Officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the Named Executive Officers. Because your vote is advisory, it will not be binding upon the Company, the Board of Directors or the GNC Committee. The Board of Directors and the GNC Committee do, however, value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for executive officers. In particular, to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the GNC Committee will evaluate whether any actions are necessary to address those concerns.
Approval of this Proposal No. 7 requires the affirmative vote of a majority of the votes cast. Abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.
The Board of Directors recommends a vote FOR the approval, on a non-binding advisory basis, of the compensation of the Named Executive Officers.

CORPORATE GOVERNANCE AND BOARD MATTERS
Independence of Members of Board
The Board has determined that each of Dr. Frenkel, Dr. Arbel, Dr. Polverino, Dr. Bairu and Mr. Naor satisfy the criteria for being an “independent director” under the standards of the Nasdaq and have no material relationships with the Company other than by virtue of service on the Board. Mr. Yablonka and Dr. Lindborg are not considered “independent directors.”
The Board is comprised of a majority of independent directors and the GNC Committee and Audit Committee are comprised entirely of independent directors.
Board Leadership Structure
On March 30, 2020, the Board elected Dr. Frenkel to serve as Chairperson of the Board. The Chairperson presides at all Board meetings. The Chairperson’s role and responsibilities include maintaining an active relationship with the Chief Executive Officer, participating in preparation for Board meetings (suggesting agenda items as appropriate), serving as a supplemental channel for communications between Board members and the Chief Executive Officer and providing counsel to individual directors on the performance of their duties. The position of Chair and Chief Executive Officer are separate. Together, the Chairperson and Chief Executive Officer provide strategic guidance and oversight to the Company. The Board believes that Dr. Frenkel serving as Chairperson is optimal because it will provide the Board with strong and consistent leadership, and the other members of the Board bring various perspectives and opinions. Taken together, the Board believes that this leadership structure provides an appropriate balance of experienced leadership, independent oversight and management input.
Risk Management and Oversight Process
The Board takes an active role, as a whole and at the committee level, in overseeing management of our Company’s risks. Generally, the entire Board, the Audit Committee and the GNC Committee are involved in overseeing risks associated with the Company and monitor and assess those risks in reviews with management and with the Company’s outside advisors and independent registered public accounting firm. The Audit Committee reviews regulatory risk, operational risk and enterprise risk, particularly as they relate to financial reporting, on a regular basis with management, the Company’s independent registered public accounting firm and the Company’s outside consultants and advisors. In its regular meetings, the Audit Committee discusses the scope and plan for the internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The GNC Committee monitors the Company’s governance and succession risk by review with management and outside advisors. The GNC Committee also monitors Chief Executive Officer succession and the Company’s compensation policies and related risks by reviews with management. The GNC Committee periodically reviews our compensation programs for employees to assure that these programs do not create risks that are reasonably likely to have a material adverse effect on the company.
Prohibitions on Hedging of Securities
Pursuant to Brainstorm’s Policy on Trading of Securities and Public Disclosures, all Brainstorm personnel are strictly prohibited from engaging in “short sales” of securities of Brainstorm (sales of securities that are not then owned), and are prohibited from buying or selling, directly or indirectly, in the over-the-counter market, through an exchange or otherwise, options to purchase or sell securities of Brainstorm (i.e., puts, calls, straddles, etc.). Brainstorm believes that trading in options signals to the market and regulatory authorities that the individual engaged in such trading may possess material non-public information. Even if the individual is not trading on material non-public information, Brainstorm seeks to avoid even the appearance of impropriety. All Brainstorm personnel are also prohibited from trading of other derivative securities, the value of which is derived from the value of the Common Stock of Brainstorm. Further, all transactions in securities of Brainstorm (including option exercises, gifts, loans, pledges, hedges, contributions to a trust or any other transfer) by members of the Board, executive officers and employees who directly report to the Chief Executive Officer or the Interim Chief Financial Officer, must be approved in advance by the Company’s Interim Chief Financial Officer.

Diversity
While the Company does not have a formal diversity policy, we believe that it is important that our Board is composed of individuals reflecting the diversity of our employees, stockholders and the communities we serve, and so the Board and GNC Committee consider diversity when identifying director nominees. The GNC Committee seeks director candidates with a broad diversity of professions, skills, viewpoints, and demographics such as gender, race, ethnicity, culture, nationality and sexual orientation. The GNC Committee discusses Board composition, including the diversity of the Board, annually.
As required by rules of Nasdaq that were approved by the SEC in August 2021, we are providing information about the gender and demographic diversity of our directors in the matrix format required by Nasdaq rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.
To see our Board Diversity Matrix as of November 8, 2023, please see the proxy statement filed with the SEC on November 8, 2023.
Board Diversity Matrix (As of July 31, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American	1
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities	1
LGBTQ+
Did Not Disclose Demographic Background
Board Meetings
The Board held seven meetings during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served. The Company’s directors are encouraged to attend the Company’s annual meeting of stockholders. All of the Company’s directors attended the prior year’s annual meeting.
Committees of the Board of Directors
Audit Committee
The Audit Committee currently consists of Mr. Naor (Chair), Dr. Bairu and Dr. Arbel, each of whom is independent within the meaning of the Nasdaq rules and Rule 10A-3 under the Exchange Act. The Board of Directors has determined that Dr. Arbel is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee held four meetings during the fiscal year ended December 31, 2023. The Audit Committee operates under a written charter which is available on our website at www.brainstorm-cell.com. The Audit Committee’s responsibilities include, among other things:
•
appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor;

•
taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditor;

•
setting the compensation of the independent auditor;

•
preapproving all audit services to be provided to the Company, and all other services to be provided to the Company by the independent auditor;

•
overseeing the work of the independent auditor;

•
reviewing and discussing with the Company’s management and independent auditor the Company’s audited financial statements;

•
recommending whether the Company’s audited financial statements be included in our Annual Report on Form 10-K;

•
preparing an annual report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting;

•
coordinating the Board’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct;

•
reviewing all related party transactions, and approving all such transactions; and

•
engaging and paying such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities.

Governance, Nominating and Compensation Committee
The GNC Committee currently consists of Dr. Arbel (Chair), Dr. Polverino and Mr. Naor, each of whom is independent as defined under applicable Nasdaq listing standards. The GNC Committee held one meeting during the fiscal year ended December 31, 2023. The GNC Committee operates under a written charter which is available on our website at www.brainstorm-cell.com. The GNC Committee’s responsibilities include, among other things:
•
periodically reviewing the Company’s corporate governance guidelines and recommending any amendments to the Board for approval;

•
overseeing an annual self-evaluation by the Board and each committee and

•
periodically conducting an evaluation of the Company’s senior executives;

•
reviewing all stockholder proposals submitted to the Company, including any proposal relating to candidates for nominations to the Board of Directors, and recommending to the Board appropriate action on each one;

•
identifying and recommending to the Board any person to be nominated by the Board for election as a director and any person to be elected by the Board or to be nominated by the Board for election by stockholders to fill any vacancies on the Board;

•
reviewing the composition and size of the Board to ensure that the backgrounds and qualifications of directors considered as a group provide a significant breadth of experience, knowledge and abilities to assist the Board in fulfilling its responsibilities;

•
evaluating the performance of any existing directors proposed for nomination for reelection and such directors’ continuing qualification under the Company’s criteria for director nominees;

•
annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer;

•
evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation level based on this evaluation;

•
reviewing and approving the compensation of the Company’s other executive officers;

•
periodically reviewing and making recommendations to the Board with respect to incentive compensation plans and equity-based plans;

•
exercising the rights, authority and functions of the Board under the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans;

•
periodically reviewing and making recommendations to the Board of Directors with respect to director compensation; and

•
preparing a compensation committee report if and when required by SEC rules.

The GNC Committee meets without the presence of executive officers when approving or deliberating on executive officer compensation, but may invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation.
The GNC Committee identifies candidates for director nominees in consultation with management and the independent members of the Board, through the use of search firms or other advisers, through the recommendations submitted by stockholders, or through such other methods as the GNC Committee deems to be helpful to identify candidates. Once candidates have been identified, the GNC Committee confirms that the candidates meet the independence requirements and qualifications for director nominees established by the Board. The GNC Committee may gather information about the candidates through interviews, questionnaires, background checks, or any other means that the GNC Committee deems to be helpful in the evaluation process. The GNC Committee meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Upon selection of a qualified candidate, the GNC Committee would recommend the candidate for consideration by the full Board.
In considering whether to include any particular candidate in the Board’s slate of recommended director nominees, the Board will consider the candidate’s integrity, education, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Board believes that experience as a leader of a business or institution, sound judgment, effective interpersonal and communication skills, strong character and integrity, and expertise in areas relevant to our business are important attributes in maintaining the effectiveness of the Board. As a matter of practice, the Board considers the diversity of the backgrounds and experience of prospective directors as well as their personal characteristics (e.g., gender, ethnicity, age) in evaluating, and making decisions regarding, Board composition, in order to facilitate Board deliberations that reflect a broad range of perspectives. The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.
Stockholder Communication with the Board
Under the Company’s Shareholder Nominations and Communications Policy, stockholders may also send written communications to the Board or any individual members, to the attention of the Company’s Secretary at the Company’s offices, 1325 Avenue of Americas, 28th Floor, New York, NY 10019. All such communications will be relayed accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, personal grievances, matters as to which the Company tends to receive repetitive or duplicate communications, or patently offensive or otherwise inappropriate material.
Family Relationships
There are no family relationships between the executive officers or directors of the Company.
Involvement in Certain Legal Proceedings
From time to time, we may become involved in litigation relating to claims arising out of operations in the normal course of business, which we consider routine and incidental to our business.
Between November 1, 2023 and April 12, 2024, five lawsuits were filed in the U.S. District Court for the Southern District of New York by purported shareholders of the Company.

On November 1, 2023, a purported shareholder of the Company filed a putative securities class action complaint against the Company and certain of its officers, captioned Sporn v. Brainstorm Cell Therapeutics Inc., et al., Case No. 1:23-cv-09630 (the “Securities Complaint”), in the United States District Court for the Southern District of New York (the “Securities Action”). The Lead Plaintiff filed an Amended Complaint on April 1, 2024; the Amended Complaint adds a former officer as an individual defendant. The Amended Complaint in the Securities Action alleges violations of Sections 10(b) of the Securities and Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder against all defendants and control person violations of Section 20(a) against the individual defendants, relating to NurOwn® for the treatment of ALS, the Company’s submissions to and communications with the FDA in support of the approval of NurOwn® for the treatment of ALS, and the prospects of future approval of NurOwn® by the FDA. The Securities Action seeks, among other things, damages in connection with an allegedly inflated stock price between February 18, 2020 and September 27, 2023, as well as attorneys’ fees and costs. The Company and individual defendants moved to dismiss the Amended Complaint on May 31, 2024; plaintiffs opposed the motion to dismiss on July 30, 2024; and the Company and individual defendants’ deadline to file a reply in support of their motion to dismiss is September 13, 2024.
On February 14, 2024, February 15, 2024, March 21, 2024, and April 12, 2024 four purported shareholders of the Company filed derivative action complaints against the Company as nominal defendant and certain of its officers, current and former directors, and members of its scientific advisory board, captioned Porteous v. Lebovits, et al., Case No. 1:24-cv-01095; Andrev v. Lebovits, et al., Case No. 1:24-cv-1101; and Holtzman v. Lebovits, et al., Case No. 1:24-cv-02139, and Hamby v. Lebovits, et al., Case No. 1:24-cv-02811 (the “Derivative Complaints”) in the United States District Court for the Southern District of New York (the “Derivative Actions”). On April 25, 2024, the Court consolidated the Derivative Actions into a consolidated action captioned In Re Brainstorm Cell Therapeutics, Inc. Derivative Litigation, Case No. 1:24-cv-01095-DEH (the “Consolidated Derivative Action”), and appointed Co-Lead Counsel. All substantive deadlines in the Consolidated Derivative Action are currently stayed. Plaintiffs have not yet filed a consolidated complaint; the Derivative Actions, brought on behalf of the Company, each assert state law claims for breach of fiduciary duty and unjust enrichment against the individual defendants. The complaints in Holtzman and Hamby also assert state law claims against the individual defendants for abuse of control, gross mismanagement, corporate waste, a claim against the individual defendants for violations of Section 14(a) of the Securities and Exchange Act of 1934, as amended, and a claim against two officer defendants for contribution under Sections 10(b) and 21D of the Exchange Act. The Derivative Complaints allege that the individual defendants breached their fiduciary duties and duties under the Exchange Act in connection with the Company’s internal controls relating to, as with the allegations in the Securities Complaint, NurOwn® for the treatment of ALS, the Company’s submissions to and communications with the FDA in support of the approval of NurOwn® for the treatment of ALS, and the prospects of future approval of NurOwn® by the FDA their actions or omissions could not have been a good faith exercise of prudent business. The Derivative Actions seek among other things, monetary damages and disgorgement of performance-based compensation granted in connection with an allegedly inflated stock price between August 15, 2022 and September 27, 2023, as well as attorneys’ fees and costs.
The Company intends to vigorously defend against the lawsuits.

ADDITIONAL INFORMATION
Executive Officers
Set forth below is a summary description of the principal occupation and business experience of each of the Company’s current executive officers.
Name	Age	Position
Chaim Lebovits	53	Chief Executive Officer
Alla Patlis	37	Interim Chief Financial Officer and Controller
Uri Yablonka	47	Executive Vice President, Chief Business Officer, Secretary and Director
Hartoun Hartounian	64	Executive Vice President and Chief Operating Officer
Ibrahim B. Dagher	55	Executive Vice President and Chief Medial Officer
Chaim Lebovits has served as our Chief Executive Officer since September of 2015, and has served as our President since January 2023. Mr. Lebovits joined the Company as President in connection with his arrangement of an equity investment by ACC BioTech in the Company in July 2007. On August 1, 2013, the Company appointed Mr. Lebovits as its Principal Executive Officer, and he assumed the duties and responsibilities of the Chief Executive Officer on an interim basis until June 2014. During his tenure with the Company, Mr. Lebovits has been instrumental in the various capital raises undertaken by the Company and in his capacity as President Mr. Lebovits managed relatively low burn rates and was very instrumental in the major decisions of the Company’s focus and direction, including the decision to focus on Amyotrophic Lateral Sclerosis (“ALS”, also known as Lou Gehrig’s Disease) as a first indication. Mr. Lebovits led efforts to attract the clinical sites first in Israel and later in the United States, building strong relationships for the Company with many leading Key Opinion Leaders and Centers of Excellence for ALS in the United States. Mr. Lebovits controls ACC Holdings International, and its subsidiaries including ACC BioTech, which is focused on the biotechnology sector. He has been at the forefront of natural resource management and has spent years leading the exploration and development of resources in Israel and served as a member of the boards of directors of several companies in the industry. Mr. Lebovits has also held senior positions for the worldwide Chabad Lubavitch organization, the largest Jewish organization in the world today.
Ms. Alla Patlis joined the Company in December 2012 as Controller. From May 2015 to July 2015, November 2016 to November 2017, July 2019 to September 2019 and September 2021 to present, the Company appointed Ms. Patlis as its Interim Chief Financial Officer during the search for a new Chief Financial Officer, and she currently serves in that capacity. Prior to joining the Company, from 2010 to December 2012, Ms. Patlis was Audit Senior of technology, media and telecommunications industries at Brightman Almagor Zohar & Co. (Certified Public Accountants, A Member of Deloitte Touche Tohmatsu Limited). Ms. Patlis holds an MBA and a Bachelor’s degree in Accounting & Economics from Tel Aviv University.
Uri Yablonka joined the Company in June 2014 as Chief Operating Officer and as a member of the Board. In March 2017 he was appointed Executive Vice President, Chief Business Officer and ceased to serve as the Company’s Chief Operating Officer. Prior to joining the Company, beginning in 2010, Mr. Yablonka served as owner and General Manager of Uri Yablonka Ltd., a business consulting firm. From January 2011 to May 2014, he served as Vice President, Business Development at ACC International Holdings Ltd. (“ACC International”), an affiliate of ACCBT Corp. Prior to his role in ACC International, Mr. Yablonka served as Senior Partner of PM-PR Media Consulting Ltd. from 2008 to January 2011, where he led public relations and strategy consulting for a wide range of governmental and private organizations. From 2002 to 2008, he served as a correspondent at the Maariv Daily News Paper, including extensive service as a Diplomatic Correspondent. Mr. Yablonka holds an LL.B from Ono Academic College and an LL.M from Bar-Ilan University, and is a member of the Israeli Bar Association. We believe that Mr. Yablonka’s skills and experience provide the variety and depth of knowledge, judgment and vision necessary for the effective oversight of the Company. His experience in business consulting and development and media experience are expected to be valuable to the Company in its current stage of growth and beyond, and his governmental experience can provide valuable insight into issues faced by companies in regulated industries such as ours. We believe that these skills and experiences qualify Mr. Yablonka to serve as a director and secretary of the Company.
Dr. Hartoun Hartounian joined the Company in June 2024 as Chief Operating Officer. Dr.Hartounian led BioCentriq from inception to its $73 million acquisition by GC Holdings (Korea), acting as its founder and serving as a member of its board of directors, as well as its Chief Executive Officer and President, from May 2022 to December 2023. He also served as BioCentriq’s General Manager from June 2015 to May 2022. Prior to that, he co-founded DiaVacs and served as a member of its board of directors and as its Chief Executive Officer from February 2013 to April 2015. Additionally, he was the founder and Chief Executive Officer of Allied Bioventures from September 2011 to February 2013. From November 2008 to September 2011, he was Chief Executive Officer, President and a member of the board of directors of Vyteris Inc., where he led the company through a successful turnaround, reorganization, merger and business transformation, positioning it for growth and success in the Contract Research Organization industry. Further, Dr. Hartounian has been an affiliated faculty member at the New Jersey Institute of Technology in the Department of Chemistry and Environmental Sciences since April 2020, as well as an adjunct faculty member in the Department of Chemical Engineering at Columbia University from March 2015 to May 2022. Dr. Hartounian holds a Ph.D. in Chemical Engineering and a minor in Biochemistry from the University of Delaware, an M.S. in Chemical Engineering from the University of California and a B.S. in Chemical Engineering from Arya-Mehr (Sharif) University of Technology.
Dr. Ibrahim B. Dagher joined the Company in July 2023 as the Chief Development Officer, and was promoted to the Chief Medical Officer in April 2024. Dr. Dagher has over 20 years of experience in clinical research and development, with a proven track record of leading successful clinical trials and fostering innovation in drug development. Prior to joining Brainstorm he was Chief Medical Officer at Enveric Biosciences where he was responsible for defining the portfolio strategy and advancement of development plans toward regulatory approvals. He began his career in biopharmaceuticals as a medical scientist at GSK, and has served in leadership positions of science and medicine at companies such as Sanofi/Genzyme, and LabCorp/Covance. Dr. Dagher earned his medical degree at Bordeaux University and St. Joseph University School of Medicine, serving residencies in psychiatry and internal medicine at Boston University Medical Center.

EXECUTIVE COMPENSATION
Summary Compensation
The following table sets forth certain summary information with respect to the compensation paid during the fiscal years ended December 31, 2023 and 2022 earned by our Chief Executive Officer, Former President & Former Chief Medical Officer, and our Former Co-Chief Executive Officer (the “Named Executive Officers”). In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Chaim Lebovits(*), Co-Chief Executive Officer & President	2023	441,667	250,000(3)	250,012	187,116(4)	1,128,795
	2022	500,000	250,000(5)	127,547	240,419	1,117,966
Ralph Kern, Former President & Former Chief Medical Officer	2023	29,514	125,000(6)	671,444(7)	7,234(8)	833,192
	2022	500,000	150,000(9)	106,220	56,339	812,559
Stacy Lindborg, Co-Chief Executive Officer(10)	2023	475,000	200,000(11)	256,650	76,075	1,007,725
	2022	469,000	164,150(12)	143,150	75,243	851,543
Uri Yablonka(*), Executive Vice President, Chief Business Officer, Secretary and Director	2023	164,780	—	—	82,275(13)	247,055
Alla Patlis(*), Interim Chief Financial Officer and Controller	2023	98,251	—	15,864	32,668(14)	146,783

(*)
Mr. Lebovits, Mr. Yablonka and Ms. Patlis were paid in NIS; the amounts above are the U.S. dollar equivalent. The conversion rate used was the average of the 2023 and 2022 daily rates between the U.S. dollar and the NIS as published by the Bank of Israel, the central bank of Israel.

(1)
The amounts shown reflect the base salary earned for services in the applicable year. In November 2023, the Company reduced each executive officer’s base salary by 30% as part of a strategic realignment of the Company.

(2)
The amounts shown in the “Stock Awards” columns represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the Named Executive Officer during fiscal 2023 and fiscal 2022. ASC 718 fair value amount as of the grant date for stock options generally is spread over the number of months of service required for the grant to vest.

(3)
During 2023, as per the employment agreement, the Company paid Mr. Lebovits a regular annual cash bonus payment of $250,000 in recognition of his contributions to the Company’s performance in fiscal year 2023.

(4)
For 2023, includes (i) $68,404 in management insurance (which includes pension, disability insurance and severance pay), (ii) $34,728 towards such employee’s education fund, (iii) $10,794 for Israeli social security and (iv) $33,980 for use of a Company car. Also includes $39,210 in the form of a tax gross-up for these benefits.

(5)
During 2022, as per the employment agreement, the Company paid Mr. Lebovits a regular annual cash bonus payment of $250,000 in recognition of his contributions to the Company’s performance in fiscal year 2022.

(6)
During 2023, the Company paid Dr. Kern a payment of $125,000 as prorated annual bonus compensation as part of his separation agreement.

(7)
Amounts reported for Mr. Kern include a payment of $250,000, which was paid to him in the form of non-restricted shares and an award of 150,000 non-restricted shares, payable pursuant to Dr. Kern’s separation agreement.

(8)
Amounts reported for Mr. Kern include (i) a matching 401(k) plan contribution, (ii) medical, dental and vision insurance, and (iii) life, long-term and short-term disability insurance.

(9)
During 2022, the Company paid Dr. Kern a discretionary cash bonus payment of $150,000 in recognition of his contributions to the Company’s performance in fiscal year 2022.

(10)
Ms. Lindborg’s employment with the Company began on June 1, 2020. Ms. Lindborg served as EVP, Chief Development Officer through January 3, 2023, when she was promoted to Co-Chief Executive Officer.

(11)
During 2023, as per the employment agreement, the Company agreed to pay Dr. Lindborg a regular annual cash bonus payment of $200,000 in recognition of her contributions to the Company’s performance in fiscal year 2023.

(12)
During 2022, as per the employment agreement, the Company paid Dr. Lindborg a prorated annual bonus compensation payment of $164,150 in recognition of her contributions to the Company’s performance in fiscal year 2022.

(13)
For 2023, includes (i) $26,573 in management insurance (which includes pension, disability insurance and severance pay), (ii) $12,434 towards such employee’s education fund, (iii) $10,794 for Israeli social security and (iv) $15,672 for use of a Company car. Also includes $16,802 in the form of a tax gross-up for these benefits.

(14)
For 2023, includes (i) $15,846 in management insurance (which includes pension, disability insurance and severance pay), (ii) $7,414 towards such employee’s education fund, (iii) $7,071 for Israeli social security. Also includes $2,337 in the form of a tax gross-up for these benefits.

Executive Employment Agreements
Chaim Lebovits
On September 28, 2015, Chaim Lebovits, the Company’s Chief Executive Officer and President, and the Company’s wholly owned subsidiary Brainstorm Cell Therapeutics Ltd. (the “Subsidiary”), entered into an employment agreement, which was amended on March 7, 2016, July 26, 2017 and June 23, 2020 (as amended, the “Lebovits Employment Agreement”). Pursuant to the Lebovits Employment Agreement, Chaim Lebovits is paid a salary at the annual rate of $500,000 (the “Base Salary”). Mr. Lebovits also receives other benefits that are generally made available to the Subsidiary’s employees. In addition, he is provided with a cellular phone and a company car, with all costs including taxes borne by the Subsidiary.
Pursuant to the Lebovits Employment Agreement, Mr. Lebovits was granted a stock option under the Company’s 2014 Global Share Option Plan on September 28, 2015 for the purchase of up to 369,619 shares of the Company’s Common Stock at a per share exercise price of $2.45, which grant is fully vested and exercisable and shall be exercisable for a period of two years after termination of employment. Pursuant to the Lebovits Employment Agreement, Mr. Lebovits will receive an annual cash bonus equal to 50% of his base salary.
Pursuant to the Lebovits Employment Agreement, Mr. Lebovits received on July 26, 2017, and is entitled to receive on each anniversary thereafter (provided he remains Chief Executive Officer), a grant of restricted stock under the Company’s 2014 Global Share Option Plan (or any successor or other equity plan then maintained by the Company) comprised of a number of shares of Common Stock with a fair market value (determined based on the price of the Common Stock at the end of normal trading hours on the business day immediately preceding the Effective Date according to Nasdaq) equal to 30% of Mr. Lebovits’ Base Salary. Each grant shall vest as to twenty-five percent (25%) of the award on each of the first, second, third and fourth anniversary of the date of grant, provided Mr. Lebovits remains continuously employed by the Company from the date of grant through each applicable vesting date. Each grant shall be subject to accelerated vesting upon a Change of Control (as defined in the Lebovits Employment Agreement) of the Company. In the event of Mr. Lebovits’ termination of employment, any portion of a grant that is not yet vested (after taking into account any accelerated vesting) shall automatically be immediately forfeited to the Company, without the payment of any consideration to Mr. Lebovits.
The Lebovits Employment Agreement contains termination provisions, pursuant to which if the Company terminates the Employment Agreement or Mr. Lebovits’ employment without Cause (as defined in the agreement) or if Mr. Lebovits terminates the employment agreement or his employment thereunder with Good Reason (as defined in the agreement), the Company shall: (i) within 90 days pay Mr. Lebovits, as severance pay, a lump sum equal to six (6) months of Base Salary (which shall increase to nine (9) months after July 26, 2019 and twelve (12) months after July 26, 2020) (provided Mr. Lebovits is actively employed by the Company on such dates) (the “Payment Period”); (ii) pay Mr. Lebovits within 30 days of his termination of employment any bonus compensation that Mr. Lebovits would be entitled to receive during the Payment Period in the absence of his termination without Cause or for Good Reason; (iii) immediately vest such number of equity or equity based awards that would have vested during the six (6) months following the date of termination of employment; and (iv) shall continue to provide to Mr. Lebovits health insurance benefits during the Payment Period, unless otherwise provided by a subsequent employer. The foregoing severance payments are conditional upon Mr. Lebovits executing a waiver and release in favor of the Company in a form reasonably acceptable to the Company.
Dr. Ralph Kern
On February 28, 2017, the Company and Dr. Ralph Kern entered into an employment agreement, effective March 6, 2017, which set forth the terms of Dr. Kern’s employment, which was amended on March 3, 2017 (as amended, the “Kern Employment Agreement”), which governed the compensation terms and conditions of Dr. Kern’s employment.
On January 3, 2023, the Company and Dr. Kern entered into a separation agreement (the “Kern Separation Agreement”). Effective as of January 3, 2023, the Kern Separation Agreement terminated the Kern Employment Agreement. The Kern Separation Agreement provides, among other things, that Dr. Kern shall be eligible to receive, in exchange for agreeing and complying with the terms of the Kern Separation Agreement, including the release it contains, (i) a payment of $250,000, payable within 90 days of January 20, 2023 (the “Kern Separation Date”), (ii) a grant of 150,000 non-restricted shares of Common Stock, which shall be granted 90 days after the Kern Separation Date, and (iii) a payment of $125,000 as prorated annual bonus compensation, payable within 30 days of the Kern Separation Date. In addition, all unvested equity and/or equity-based awards that would have vested during the six months following the Kern Separation Date shall vest immediately upon the Kern Separation Date and be treated as described in the preceding sentence.
Effective as of the Kern Separation Date, Dr. Kern became a member of the Company’s Scientific Advisory Board, which advises the management team on scientific matters such as research, clinical trials and drug development. In connection with Dr. Kern’s appointment to the Scientific Advisory Board, the Company and Dr. Kern entered into a consulting agreement (the “Kern Consulting Agreement”), effective as of the Kern Separation Date. Pursuant to the Kern Consulting Agreement, Dr. Kern will provide scientific advisory board consulting services to the Company for $450 per hour for up to ten hours each month, for an initial term of two years, unless earlier terminated in accordance with the terms of the Kern Consulting Agreement.
Dr. Stacy Lindborg
Dr. Stacy Lindborg, PhD, the Company’s Former Co-Chief Executive Officer, was party to a May 26, 2020 employment agreement with the Company, as amended on January 10, 2021, September 21, 2022 and January 3, 2023 (as amended, the “Lindborg Employment Agreement”). Pursuant to the Lindborg Employment Agreement, Dr. Lindborg initially received an annual base compensation of $375,000, which was increased to $469,000 in January 2021 and $500,000 in January 2023. Pursuant to the Lindborg Employment Agreement, Dr. Lindborg also received a one-time grant of an option (the “Option”) to purchase 100,000 shares of Common Stock under the Company’s 2014 Stock Incentive Plan, at an exercise price of $7.67 per share.
Pursuant to the Lindborg Employment Agreement, at the first GNC Committee meeting that occurred on or after each anniversary of Dr. Lindborg’s start date, Dr. Lindborg was entitled to receive a grant of up to 35,000 shares of restricted stock. Each equity grant would have vested as to twenty-five percent (25)% of the award on each of the first, second, third and fourth anniversary of the date of grant, provided Dr. Lindborg remained continuously employed by the Company from the date of grant through each applicable vesting date. In addition, pursuant to the Lindborg Employment Agreement, Dr. Lindborg was entitled to receive a one-time bonus in the form of an equity grant of up to 250,000 shares of restricted stock, which would have vested as to twenty-five percent (25)% of the award on each of the first, second, third and fourth anniversary of the date of grant, provided Dr. Lindborg remained continuously employed by the Company from the date of grant through each applicable vesting date.
On April 16, 2024, the Company and Dr. Lindborg entered into a Separation Agreement (the “Lindborg Separation Agreement”), with effect from May 9, 2024 (the “Separation Date”). The Lindborg Separation Agreement terminated the Lindborg Employment Agreement. The Lindborg Separation Agreement provides, among other things, that (i) the Company agreed to pay Dr. Lindborg a lump sum of $300,000 as a separation bonus, which shall be paid in full by March 15, 2025, (ii) Dr. Lindborg agreed to a general release of all claims that she may have had against the Company, and (iii) Dr. Lindborg agreed to serve as a member of the Board effective as of the Separation Date. In addition, Dr. Lindborg’s outstanding equity awards, other than her March 11, 2024 grant of 241,935 shares of restricted stock (the “March 2024 RSA”), ceased vesting following the Separation Date and any such awards that were unvested as of the Separation Date were forfeited. Dr. Lindborg’s March 2024 RSA will continue vesting while Dr. Lindborg is a member of the Board in accordance with the relevant equity agreement between her and the Company and the applicable equity plan of the Company. However, any unvested shares will accelerate and become fully vested in the event of a change of control of the Company. Dr. Lindborg is subject to certain ongoing obligations as set forth in the Separation Agreement, her offer letter dated as of May 26, 2020, as amended, and the Company’s standard assignment, non-competition, non-solicitation and confidentiality agreement, which include, among others, post-separation non-competition obligations.
Uri Yablonka
Uri Yablonka, the Company’s Executive Vice President, Chief Business Officer and director, is party to a June 6, 2014 employment agreement with the Subsidiary, which was amended July 26, 2017 and June 23, 2020. Pursuant to the agreement, Uri Yablonka is paid an annual salary of 640,000 NIS. Mr. Yablonka also receives other benefits that are generally made available to the Company’s employees, including pension and education fund benefits. The Company provides Mr. Yablonka with a Company car and cellular phone, and a gross-up payment for any taxes relating thereto. Pursuant to the agreement, Mr. Yablonka also was granted a stock option for the purchase of 33,333 shares of the Company’s Common Stock, which was fully vested and exercisable upon grant. The exercise price for the grant is $2.70 per share. In addition, the Company agreed to grant Mr. Yablonka a stock option for the purchase of up to 13,333 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) of the Company on the first business day after each annual meeting of stockholders (or special meeting in lieu thereof) of the Company beginning with the 2014 annual meeting, and provided that Mr. Yablonka remains an employee of the Company on each such date. The exercise price per share of the Common Stock subject to each additional option shall be equal to $0.75 (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like, or changes to the Israeli Annual Option Award under the Company’s Director Compensation Plan as amended from time to time). Each additional option vests and becomes exercisable on each monthly anniversary date as to 1/12th the number of shares subject to the option, over a period of twelve months from the date of grant, such that each additional option will be fully vested and exercisable on the first anniversary of the date of grant, provided that Mr. Yablonka remains an employee of the Company on each such vesting date. In the event the Company terminates Mr. Yablonka’s employment, he will be entitled to receive three months’ salary.
Alla Patlis
Alla Patlis, the Company’s Controller, is party to a December 23, 2012 employment agreement with the Israeli Subsidiary, which was amended on March 1, 2015, April 1, 2019, May 1, 2020, and August 1, 2022 (as amended, the “Patlis Employment Agreement”). Pursuant to the Patlis Employment Agreement, Ms. Patlis initially received a monthly gross salary of 15,000 NIS, along with benefits that are generally made available to the Company’s employees — including an insurance policy and education fund. Ms. Patlis’s monthly gross salary has increased four times since 2012: first, in March 2015 to 20,000 NIS; then, in April 2019 to 23,950 NIS; again, in May 2020 to 26,500 NIS; and, finally, in August 2022 to 31,800 NIS.
Outstanding Equity Awards at December 31, 2023
The following table sets forth information regarding equity awards granted to the Named Executive Officers that were outstanding as of December 31, 2023. All equity awards in the following table were granted pursuant to the 2014 Plans. In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.
Option Awards				Stock Awards		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)
Chaim Lebovits	369,619	—	2.45	9/28/2025	—	—
					7,796(2)	2,105
					15,593(3)	4,210
					23,389(4)	6,315
					31,185(5)	8,420
Stacy Lindborg	100,000	—	7.67	01/06/2030	26,250(6)	7,088
					35,000(7)	9,450
Uri Yablonka	33,333	—	2.70	06/06/2024	—	—
	13,333	—	0.75	08/15/2024	—	—
	13,333	—	0.75	08/27/2025	—	—
	13,333	—	0.75	06/22/2026	—	—
	13,333	—	0.75	11/10/2027	—	—
	13,333	—	0.75	11/30/2028	—	—
	13,333	—	0.75	12/12/2029	—	—
	13,333	—	0.75	12/10/2031	—	—
	13,333	—	0.75	12/15/2031	—	—
Alla Patlis	7,200	2,400(8)	9.51	10/21/2030	—	—
	2,400	7,200(9)	4.09	09/15/2032	—	—
	—	12,000(10)	1.73	08/01/2033	—	—

(*)
Mr. Ralph Kern was excluded from the table because he did not hold unexercised options or unvested shares as of 12/31/23.

(1)
Based on the fair market value of our Common Stock on December 31, 2023 ($0.27 per share).

(2)
Restricted stock award vests 25% on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (July 26, 2020), provided that Chaim Lebovits remains continuously employed by the Company from the date of grant through each applicable vesting date.

(3)
Restricted stock award vests 25% on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (July 26, 2021), provided that Chaim Lebovits remains continuously employed by the Company from the date of grant through each applicable vesting date.

(4)
Restricted stock award vests 25% on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (July 26, 2022), provided that Chaim Lebovits remains continuously employed by the Company from the date of grant through each applicable vesting date.

(5)
Restricted stock award vests 25% on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (July 26, 2023), provided that Chaim Lebovits remains continuously employed by the Company from the date of grant through each applicable vesting date.

(6)
Restricted stock award vests 25% on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (June 1, 2022), provided that Stacy Lindborg remains continuously employed by the Company from the date of grant through each applicable vesting date.

(7)
Restricted stock award vests 25% on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (August 2, 2023), provided that Stacy Lindborg remains continuously employed by the Company from the date of grant through each applicable vesting date.

(8)
The shares subject to this stock option vest in installments of 2,400 shares on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (October 22, 2020), provided that Alla Patlis remains continuously employed by the Company from the date of grant through each applicable vesting date.

(9)
The shares subject to this stock option vest in installments of 2,400 shares on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (September 16, 2022), provided that Alla Patlis remains continuously employed by the Company from the date of grant through each applicable vesting date.

(10)
The shares subject to this stock option vest in installments of 3,000 shares on each of the 1st, 2nd, 3rd and 4th anniversary of date of grant (August 2, 2023), provided that Alla Patlis remains continuously employed by the Company from the date of grant through each applicable vesting date.

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the GNC Committee evaluates compensation decisions considering company or individual performance. Further, in our view, the below disclosures do not fully reflect the effects of our cash-saving measures implemented in November, 2023, which included reduction in our executive officers’ base salaries by 30%.
The table below presents information on the compensation of our principal executive officer (PEO) and our other Named Executive Officers (NEOs) in comparison to certain performance metrics for 2023, 2022 and 2021. The use of the term “compensation actually paid” (CAP) is required by the SEC’s rules. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table Total values for the applicable year as described in the footnotes to the table. CAP does not reflect the amount of compensation actually paid or realized during the applicable year.
Year	Summary Compensation Table Total for PEO #1 ($)(1)(2)	Compensation Actually Paid To PEO #1 ($)(1)(3)	Summary Compensation Table Total for PEO #2 ($)(1)(2)	Compensation Actually Paid To PEO #2 ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(3)	Value of initial fixed $100 investment based on total shareholder return (TSR) ($)(4):	Net Loss($)(5) (in thousands)
2023	1,128,795	822,884	1,007,725	724,562	409,010	179,907	6	$(17,192)
2022	1,117,966	897,254	N/A	N/A	832,051	631,570	36	$(24,277)
2021	1,128,349	1,089,130	N/A	N/A	837,757	780,137	88	$(24,457)

(1)
For 2023, the PEOs were Chaim Lebovits, President & Chief Executive Officer and Stacy Lindborg, former Co-Chief Executive Officer. For 2022, the PEO was Chaim Lebovits. For 2023, the Non-PEO NEOs included Ralph Kern, Former President & Former Chief Medical Officer, Uri Yablonka, the Chief Business Officer and Secretary, and Alla Patlis, Interim Chief Financial Officer and Controller. For 2022, the Non-PEO NEOs included Ralph Kern and Stacy Lindborg. For 2021, the PEO was Chaim Lebovits, President & Chief Executive Officer and the other NEOs were Ralph Kern, Former President & Former Chief Medical Officer and Stacy Lindborg, Former Co-Chief Executive Officer.

(2)
Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (SCT) on page 44. See the footnotes to the SCT for further detail regarding the amounts in these columns.

(3)
The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts listed in the tables below under “SCT Total Compensation” (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).

2023	PEO #1	PEO #2	Non-PEO NEOs
SCT Total Compensation	$1,128,795	$1,007,725	$409,010
Deduct amounts reported under the “Stock Awards” and “Option Awards” column of the SCT	$(250,012)	$(256,650)	$(229,103)
Add Fair Value of Awards Granted in 2023 Unvested as of 12/31/23	$8,420	$9,450	$—
Add (Deduct) Change in Fair Value of Awards Granted in Prior Years Unvested as of 12/31/23	$(64,085)	$(35,963)	$—
Add (Deduct) Change in Fair Value of Awards Granted in Prior Years that Vested during 2023 as of the Vesting Date	$(234)	$—	$—
Total Compensation Actually Paid	$822,884	$724,562	$179,907
2022	PEO	Non-PEO NEOs
SCT Total Compensation	$1,117,966	$832,051
Deduct amounts reported under the “Stock Awards” and “Option Awards” column of the SCT	$(127,547)	$(124,685)
Add Fair Value of Awards Granted in 2022 Unvested as of 12/31/22	$51,143	$58,126
Add (Deduct) Change in Fair Value of Awards Granted in Prior Years Unvested as of 12/31/22	$(110,395)	$(100,580)
Add (Deduct) Change in Fair Value of Awards Granted in Prior Years that Vested during 2022 as of the Vesting Date	$(33,914)	$(33,342)
Total Compensation Actually Paid	$897,253	$631,570
2021	PEO	Non-PEO NEOs
SCT Total Compensation	$1,128,349	$837,757
Deduct amounts reported under the “Stock Awards” and “Option Awards” column of the SCT	$(110,395)	$(62,986)
Add Fair Value of Awards Granted in 2022 Unvested as of 12/31/21	$124,736	$71,170
Add (Deduct) Change in Fair Value of Awards Granted in Prior Years Unvested as of 12/31/21	$(24,792)	$(29,438)
Add (Deduct) Change in Fair Value of Awards Granted in Prior Years that Vested during 2021 as of the Vesting Date	$(28,768)	$(36,366)
Total Compensation Actually Paid	$1,089,130	$780,137

(4)
TSR represents the cumulative total return of an investment of $100 in our Common Stock. The measurement period begins on December 31, 2020, and ends on the last day of the applicable fiscal year. We did not pay any dividends in the period from December 31, 2020 to December 31, 2023.

(5)
The amounts reported represent net loss for the applicable fiscal year calculated in accordance with generally accepted accounting principles in the United States.

Description of Relationship Between NEO Compensation Actually Paid and Company
Total Shareholder Return (TSR)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s TSR over the fiscal three-year period from 2021 through 2023.
Description of Relationship Between NEO Compensation Actually Paid and Net Income/(Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s Net Income (Loss) over the fiscal two-year period from 2021 through 2023.

Compensation of Directors
The following table sets forth certain summary information with respect to the compensation paid during the fiscal year ended December 31, 2023 earned by each of the directors of the Company. In the table below, columns required by the regulations of the SEC have been omitted where no information was required to be disclosed under those columns.
Director Compensation Table for Fiscal 2023
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Dr. Jacob Frenkel	—	—	—(2)	—
Dr. Irit Arbel	—	—	—(3)	—
Dr. June S. Almenoff(4)	30,000	—	—	30,000
Dr. Anthony Polverino(5)	12,500	—	—	—
Dr. Menghisteab Bairu(6)	—	—	—	—
Nir Naor(7)	—	—	—	—
Malcolm Taub(8)	—	—	—	—

(1)
We did not grant any restricted stock awards nor grant any stock options to our non-employee directors in 2023.

(2)
At December 31, 2023, Dr. Frenkel held unexercised options (vested and unvested) to purchase 150,000 shares of Common Stock and no unvested shares of restricted Common Stock. Stock and no unvested shares of restricted Common Stock.

(3)
At December 31, 2023, Dr. Arbel held unexercised options (vested and unvested) to purchase 227,998 shares of Common Stock and no unvested shares of restricted Common Stock.

(4)
At December 31, 2023, Dr. Almenoff held no unvested shares of restricted Common Stock and no unexercised options to purchase shares of Common Stock.

(5)
At December 31, 2023, Dr. Polverino held no unvested shares of restricted Common Stock and no unexercised options to purchase shares of Common Stock.

(6)
As of December 31, 2023, Dr. Bairu held no unvested shares of restricted common stock or unexercised option to purchase shares of Common Stock.

(7)
At December 31, 2023, Nir Naor held no unvested shares of restricted Common Stock and no unexercised options to purchase shares of Common Stock.

(8)
Malcolm Taub resigned as a director of the Company, effective as of June 15, 2023. At December 31, 2023, Malcolm Taub held no unvested shares of restricted Common Stock and no unexercised options to purchase shares of Common Stock.

Director Compensation Plan
We review the level of compensation of our non-employee directors on a periodic basis. To determine how appropriate the current level of compensation for our non-employee directors is, we have historically obtained data from a number of different sources, including publicly available data describing director compensation in peer companies and survey data collected by an independent compensation consultant. Those of our directors who are not employees of Brainstorm receive compensation for their services as directors as follows:
The Company’s Second Amended and Restated Director Compensation Plan was approved July 9, 2014 and amended on April 29, 2015, February 26, 2017 and July 13, 2017 (as amended, the “Director Compensation Plan”). Under the Director Compensation Plan, each eligible director is granted an annual award immediately following each annual meeting of stockholders. For non-U.S. directors, this annual award consists of a nonqualified stock option to purchase 13,333 shares of Common Stock. For U.S. directors, at their option, this annual award is either (i) a nonqualified stock option to purchase 6,666 shares of Common Stock or (ii) 6,666 shares of restricted stock. Additionally, each member of the GNC Committee or Audit Committee of the Board receives (i) a nonqualified stock option to purchase 2,000 shares of Common Stock or (ii) in the case of U.S. directors and at their option, 2,000 shares of restricted stock. The chair of the GNC Committee or Audit Committee will instead of the above committee award receive (i) a nonqualified stock option to purchase 3,333 shares of Common Stock or (ii) in the case of U.S. directors and at their option, 3,333 shares of restricted stock. Any eligible participant who is serving as chairperson of the Board shall also receive (i) a nonqualified stock option to purchase 6,666 shares of Common Stock or (ii) in the case of U.S. directors and at their option, 6,666 shares of restricted stock. Awards are granted on a pro rata basis for directors serving less than a year at the time of grant. All awards granted to non-U.S. directors shall be made under the 2014 Global Plan, and all awards granted to U.S. directors shall be made under the 2014 U.S. Plan. The exercise price for options for U.S. directors will be equal to the closing price per share of the Common Stock on the grant date as reported on the Over-the-Counter Bulletin Board or the national securities exchange on which the Common Stock is then traded. The exercise price for options for non-U.S. directors is $0.75. Every option and restricted stock award will vest monthly as to 1/12 the number of shares subject to the award over a period of twelve months, provided that the recipient remains a member of the Board on each such vesting date, or, in the case of a committee award, remains a member of the committee on each such vesting date. Every non-employee director of the Company is eligible to participate in the Director Compensation Plan, except that Dr. June S. Almenoff, Dr. Menghisteab Bairu, and Dr. Anthony Polverino are not entitled to receive annual director awards under the Director Compensation Plan, but are entitled to committee compensation under the Director Compensation Plan in the event that they qualify for and serve as a member of any committee of the Board. Dr. Almenoff, Dr. Menghisteab Bairu and Dr. Polverino’s director compensation is further discussed below.
Pursuant to a February 26, 2017 resolution of the Board, Dr. Almenoff, a former director of the Company, received the following compensation for her service on the Board: an annual cash award in the amount of $30,000, paid in biannual installments. Dr. Almenoff did not receive annual director awards under the Director Compensation Plan, but when Dr. Almenoff served as a member of the Audit Committee of the Board she was entitled to committee compensation under the Director Compensation Plan. Dr. Almenoff stepped down as a director of the Company upon the conclusion of the Company’s annual general meeting held in December 2023.
Pursuant to an October 28, 2021 resolution of the Board, Dr. Bairu receives the following compensation for his service on the Board: an annual cash award in the amount of $30,000, paid in biannual installments. Dr. Bairu will not receive annual director awards under the Director Compensation Plan, but in the event that Dr. Bairu serves as a member of any committee of the Board he will be entitled to committee compensation under the Director Compensation Plan.
Pursuant to resolution of the Board, Dr. Polverino receives the following compensation for his service on the Board: an annual cash award in the amount of $12,500, paid in biannual installments, and an annual restricted stock award valued at $12,500 on the date of grant, as determined based on the closing price of the Company’s common stock at the end of normal trading hours on the date of grant, or the previous closing price in the event the grant date does not fall on a business day. The grant vests in 12 consecutive, equal monthly installments commencing on the one-month anniversary of the date of grant, until fully vested on the first anniversary of the date of grant. Dr. Polverino does not receive annual director awards under the Director Compensation Plan, but in the event that he serves as a member of any committee of the Board he is entitled to committee compensation under the Director Compensation Plan. Dr. Polverino serves on the GNC Committee.
Certain Relationships and Related Transactions
The Audit Committee of our Board reviews and approves all related-party transactions. A “related-party transaction” is a transaction that meets the minimum threshold for disclosure under the relevant SEC rules (transactions involving amounts exceeding the lesser of $120,000 or one (1) percent of the average of the smaller reporting company’s total assets at year-end for the last two fiscal years in which a “related person” or entity has a direct or indirect material interest). “Related persons” include our executive officers, directors, 5% or more beneficial owners of our Common Stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. When a potential related-party transaction is identified, management presents it to the Audit Committee to determine whether to approve or ratify it.
The Audit Committee reviews the material facts of any related-party transaction and either approves or disapproves of the entry into the transaction. If advance approval of a related-party transaction is not feasible, then the transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party.
Research and License Agreement with Ramot
The Company has maintained a commercial relationship with Ramot, the technology transfer group within Tel Aviv University, since July 2004, when the Company and Ramot entered into a Research and License Agreement (the “Original Agreement”). The Original Agreement was amended in both March and May of 2006, when the parties signed, respectively, an Amended and Restated Research and License Agreement (the “Amended and Restated Agreement”) and Amendment Number 1 to the Amended and Restated Agreement. Thereafter, the Company and Ramot entered into a Letter Agreement in December 2009 which further amended the Amended and Restated Agreement by releasing the Company from various duties and obligations (including the Company’s commitment to fund three (3) years of additional Ramot research - a financial commitment of $1,140,000), while converting other payments due and owing to Ramot by the Company into shares of Common Stock. In December 2011, the Company assigned the Amended and Restated Agreement (as amended) to its Israeli Subsidiary with the consent of Ramot, provided the Company agreed to guaranty the performance obligations of its Israeli Subsidiary thereunder. The Amended and Restated Agreement was amended in both April 2014 (Amendment Number 2) and March 2016 (Amendment Number 3).
In addition to the foregoing, on April 30, 2014, the Israeli Subsidiary executed a consulting agreement (the “Offen Consulting Agreement”) with Professor Offen of Tel Aviv University, which expressly replaced their previous agreement (signed in July 2004). Pursuant to the Offen Consulting Agreement, Professor Offen granted our Israeli Subsidiary exclusive rights, title and interest in and to all work product and deliverables resulting from the provision of his services thereunder, except that any new intellectual property arising from this agreement would be deemed a joint invention that is jointly owned by both our Israeli Subsidiary and Ramot. No such joint inventions have resulted from this consulting agreement and it was terminated on January 18, 2018.
The primary focus of our agreements (and subsequent amendments) with Ramot has and continues to be the commissioning of a group of scientists within Tel Aviv University to carry out research in the area of the stem-cell technology referenced above, and the granting of rights to the Company (and later our Israeli Subsidiary, after the assignment referenced above) in the inventions, know-how and results procured from such research (the “Ramot IP”).
In consideration for the rights granted to our Israeli Subsidiary in and to the Ramot IP, our Israeli Subsidiary is required to pay Ramot royalties ranging between three percent (3%) and five percent (5%) of all net sales realized from the exploitation of the Ramot IP, as well as remittances between twenty percent (20%) and twenty-five percent (25%) on revenues received from the sub-licensing of the Ramot IP.
Pursuant to the third amendment of the Amended and Restated Agreement referenced above, Ramot agreed to convert the exclusive licenses then-existing, to outright transfers and assignments of the Ramot IP, thereby granting our Israeli Subsidiary ownership thereof.
Investment Agreement with ACCBT
We are party to a July 2, 2007 subscription agreement and related registration rights agreement and warrants, amended July 31, 2009, May 10, 2012, May 19, 2014 and November 2, 2017 (together as amended, the “ACCBT Documents”) with ACCBT, a company under the control of Mr. Chaim Lebovits, our President and Chief Executive Officer, pursuant to which, for an aggregate purchase price of approximately

$5.0 million, we sold to ACCBT 1,920,461 shares of our Common Stock (the “Subscription Shares”) and warrants to purchase up to 2,016,666 shares of our Common Stock (the “ACCBT Warrants”). The ACCBT Warrants contain cashless exercise provisions, which permit the cashless exercise of up to 50% of the underlying shares of Common Stock. 672,222 of the ACCBT Warrants have an exercise price of $3.00 and the remainder have an exercise price of $4.35. All of the ACCBT Warrants are presently outstanding.
Pursuant to the terms of the ACCBT Documents, ACCBT has the following rights for so long as ACCBT or its affiliates hold at least 5% of our issued and outstanding share capital:
•
Board Appointment Right: ACCBT has the right to appoint 30% of the members of our Board and any of our committees and the Board of Directors of our subsidiaries.

•
Preemptive Right: ACCBT has the right to receive thirty days’ notice of, and to purchase a pro rata portion (or greater under certain circumstances where offered shares are not purchased by other subscribers) of, securities issued by us, including options and rights to purchase shares. This preemptive right does not include issuances under our equity incentive plans.

•
Consent Right: ACCBT’s written consent is required for Brainstorm transactions greater than $500,000.

In addition, ACCBT is entitled to demand and piggyback registration rights, whereby ACCBT may request, upon 15 days’ written notice, that we file, or include within a registration statement to be filed, with the Securities and Exchange Commission for ACCBT’s resale of the Subscription Shares, as adjusted, and the shares of our Common Stock issuable upon exercise of the ACCBT Warrants. We registered 1,920,461 shares of Common Stock and 2,016,666 shares of Common Stock underlying the ACCBT Warrants on registration statement No. 333-201705 dated January 26, 2015 pursuant to ACCBT’s registration rights.
The foregoing description reflects the November 2, 2017 Warrant Amendment Agreement between the Company and ACCBT, pursuant to which the rights and privileges of the ACCBT Entities relating to the management of the Company were reduced, in exchange for a five (5) year extension of the expiration of the Company warrants held by the ACCBT Entities. Pursuant to the amendment, the ACCBT Documents were amended as follows: (i) the ACCBT Entities existing right to appoint 50.1% of the Board of Directors of the Company and its subsidiaries was reduced to 30%; (ii) the ACCBT Entities’ consent rights regarding Company matters pursuant to the ACCBT Documents were limited to transactions greater than $500,000 (previous to the amendment the consent right was for transactions of $25,000 or more); and (iii) the expiration date of each of the ACCBT Warrants was extended until November 5, 2022 (the previous expiration date was November 5, 2017).
Mr. Lebovits, the Company’s Chief Executive Officer, is deemed to control ACCBT. Mr. Lebovits employment agreement with the Company and related employee compensation are described under “Executive Employment Agreements” in the Executive Compensation section above.
Independent Registered Public Accounting Firm
Principal Accountant Fees and Services
Our independent public accounting firm is Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network (“Deloitte”), PCAOB Auditor ID 1197. The following table presents fees for professional audit services rendered by Deloitte for the audit of our financial statements for the fiscal years ended December 31, 2023 and 2022 and fees billed for other services rendered by Deloitte during those periods.
	December 31,
	2023	2022
Audit Fees(1)	$100,000	$90,750
Audit-Related Fees(2)	$60,000	$60,000
Tax Fees(3)	$12,000	$12,000
Total Fees	$172,000	$162,750

(1)
Audit fees are comprised of fees for professional services performed by Deloitte for the audit of our annual financial statements and the review of our quarterly financial statements, as well as other services provided by Deloitte in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees are comprised of fees for professional services performed by Deloitte in connection with comfort letters and consents.

(3)
Tax fees are comprised of tax compliance services to the Company performed by Deloitte.

We did not use Deloitte for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements and generates information that is significant to our financial statements, are provided internally or by other service providers. We did not engage Deloitte to provide compliance outsourcing services.
Pre-approval Policies
Our Audit Committee is responsible for pre-approving all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered.
The Board of Directors has considered the nature and amount of fees billed by Deloitte and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Deloitte’s independence.
Audit Committee Financial Expert
The Board has determined that Dr. Irit Arbel is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Dr. Arbel is serving as the “audit committee financial expert” in accordance with Nasdaq Rule 5605(c)(2)(B).
Audit Committee Report
The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2023 with the Company’s management. The Audit Committee has discussed with Deloitte, the Company’s independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 1301. The Audit Committee has discussed with Deloitte its independence and has received the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining Deloitte’s independence. Based on such reviews and discussions, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
AUDIT COMMITTEE
Nir Naor (Chair)
Dr. Irit Arbel
Dr. Menghisteab Bairu
The information contained in the foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock (collectively, the “Reporting Persons”), to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2023 all Reporting Persons complied with the applicable requirements of Section 16(a) of the Exchange Act.
Other Matters
The Board does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Discretionary authority for them to do so is contained in the enclosed proxy card.
An adjournment of the Meeting may be made by approval of the holders of a majority in interest of all shares issued, outstanding and entitled to vote, present in person or by proxy, at the Meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy card are authorized to vote upon any adjournment of the Meeting.
Stockholder Proposals
Proposals of stockholders intended for inclusion in the Company’s proxy statement for the annual meeting of stockholders to be held in 2025 or special meeting of stockholders held in lieu thereof in accordance with Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive offices at the following address: Brainstorm Cell Therapeutics Inc., 1325 Avenue of Americas, 28th Floor, New York, NY 10019 not later than            , 2025 in order to be included in the Company’s proxy statement relating to the 2025 meeting of stockholders, which is 120 calendar days before the anniversary of the date on which our proxy statement was released to stockholders in connection with the previous year’s annual general meeting. Any such proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement relating to the 2025 meeting of stockholders. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than            , 2025.
Pursuant to Rule 14a-4 promulgated under the Exchange Act (“Rule 14a-4”), stockholders who wish to make a proposal at the 2025 meeting of stockholders, other than a proposal intended for inclusion in the Company’s proxy statement for the 2025 meeting of stockholders, must notify the Company not later than            , 2025, which is 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting. If a stockholder who wishes to present such a proposal fails to notify the Company by            , 2025, and such proposal is brought before the 2025 meeting of stockholders, then under the SEC’s proxy rules, the proxies solicited by management with respect to such meeting will confer discretionary voting authority with respect to such stockholder proposal on those persons selected by management to vote the proxies. Even if a stockholder makes a timely notification, those persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with Rule 14a-4.
In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that stockholders submit any proposals they might have by certified mail, return receipt requested to the Company.
Incorporation by Reference
The SEC allows the Company to incorporate information “by reference” into this Proxy Statement, which means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be a part of this Proxy Statement and is being delivered to you with this Proxy Statement.
This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, a copy of which (without exhibits) is being delivered to you with this Proxy Statement and which contains important information about the Company that is not set forth in this Proxy Statement.

Annual Report on Form 10-K
Together with this Proxy Statement, the Company is sending a copy of its 2023 Annual Report on Form 10-K (without exhibits) to all of its stockholders of record as of August 12, 2024. The 2023 Annual Report contains the Company’s audited consolidated financial statements for the fiscal years ended December 31, 2023 and 2022.
A copy of the Company’s Annual Report on Form 10-K (with all exhibits) for the fiscal year ended December 31, 2023 filed with the SEC may be accessed from the SEC’s website at www.sec.gov and from the Investors section of the Company’s website at www.brainstorm-cell.com and may be obtained without charge upon written request to Brainstorm Cell Therapeutics Inc., 1325 Avenue of Americas, 28th Floor, New York, NY 10019, Attention: Chief Executive Officer.
By Order of the Board of Directors

Uri Yablonka, Chief Business Officer and Secretary
New York, New York
           , 2024

Appendix A
CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
BRAINSTORM CELL THERAPEUTICS INC.
a Delaware corporation
Brainstorm Cell Therapeutics Inc. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
The Board of Directors of the Corporation, by unanimous written consent, and the Stockholders of the Corporation, at a duly called and held meeting, duly approved and adopted a resolution, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, to amend the Certificate of Incorporation of the Corporation. The resolution setting forth the amendment is as follows:
RESOLVED:   That the Certificate of Incorporation of the Corporation be amended by replacing the first sentence of Article FOURTH thereof with the following:
FOURTH:   The Corporation shall have authority to issue Two Hundred and Fifty Million (250,000,000) shares of Common Stock, par value $0.00005 per share (the “Common Stock”).
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this     day of September, 2024.
BRAINSTORM CELL THERAPEUTICS INC.
By:

Name: Chaim Lebovits
Title:  Chief Executive Officer

A-1

Appendix B
BRAINSTORM CELL THERAPEUTICS INC.
AMENDMENT NO. 4
TO
2014 STOCK INCENTIVE PLAN
The 2014 Stock Incentive Plan (the “Plan”) of Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Company”), is hereby amended by this AMENDMENT NO. 4 as follows:
Section 4(a)(1) of the Plan is hereby deleted in its entirety and a new Section 4(a)(1) is inserted in lieu thereof which shall read as follows:
“(1).   Authorized Number of Shares.   Subject to adjustment under Section 7, Awards may be made under the Plan for up to 13,600,000 shares (which number reflects any stock split or reverse stock split prior to the date of its adoption, and which number shall be automatically adjusted after the date of its adoption in accordance with Section 7(a) below) of common stock, $0.00005 par value per share, of the Company (the “Common Stock”). Subject to such overall limitation, no more than 13,600,000 shares of Common Stock (subject to adjustment under Section 7) may be issued under the Plan in the form of Incentive Stock Options (as defined in Section 5(b)). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”
Section 9(c) of the Plan is hereby deleted in its entirety and a new Section 9(c) is inserted in lieu thereof which shall read as follows:
“(c).   Effective Date and Term of Plan.   The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after August 14, 2034, but Awards previously granted may extend beyond that date.”
Except as set forth above, the remainder of the Plan remains in full force and effect.
**********
Adopted by the Board of Directors of the Company: August 5, 2024.
Adopted by the Stockholders of the Company:         , 2024.

B-1

Appendix C
BRAINSTORM CELL THERAPEUTICS INC.
AMENDMENT NO. 4
TO
2014 GLOBAL SHARE OPTION PLAN
The 2014 Global Share Option Plan (the “Plan”) of Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Company”), is hereby amended by this AMENDMENT NO. 4 as follows:
Section 5.1 of the Plan is hereby deleted in its entirety and a new Section 5.1 is inserted in lieu thereof which shall read as follows:
“5.1 The Company has reserved 13,600,000 authorized but unissued Shares for the purposes of the Plan and for the purpose of the Company’s other share option plans when applicable, subject to adjustment as set forth in Section 7 below. The pool of shares available for issuance under the Plan is the same pool of shares reserved and available for issuance under the 2014 U.S. Stock Option and Incentive Plan (the “U.S. Plan”). Accordingly, shares issued pursuant to awards under either the Plan or the U.S. Plan shall reduce the number of shares available for future issuance under each plan. The shares available for issuance under the U.S. Plan and the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Any Shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Award for any reason expire or be canceled prior to its exercise or relinquishment in full, the Share or Shares subject to such Award may again be subjected to an Award under the Plan or under future plans.”
Section 13 of the Plan is hereby deleted in its entirety and a new Section 13 is inserted in lieu thereof which shall read as follows:
“The Plan shall be effective as of the day it was adopted by the Board and shall terminate on July 9, 2034.
The Company shall obtain the approval of the Company’s stockholders for the adoption of this Plan or for any amendment to this ISOP, if stockholders’ approval is necessary or desirable to comply with any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Awards granted to Participants under this Plan, or if stockholders’ approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the US Securities and Exchange Commission.”
Except as set forth above, the remainder of the Plan remains in full force and effect.
**********
Adopted by the Board of Directors of the Company: August 5, 2024.
Adopted by the Stockholders of the Company:       , 2024.

C-1

Appendix D
CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
BRAINSTORM CELL THERAPEUTICS INC.
a Delaware corporation
Brainstorm Cell Therapeutics Inc. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
The Board of Directors of the Corporation, by unanimous written consents, and the Stockholders of the Corporation, at a duly called and held meeting, duly approved and adopted a resolution, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, to amend the Certificate of Incorporation of the Corporation. The resolution setting forth the amendment is as follows:
RESOLVED:   That the Certificate of Incorporation of the Corporation be amended by adding the following paragraphs immediately after the end of the first sentence of Article FOURTH thereof:
“Effective at 11:59 p.m. (Eastern Time) on      (such time, the “Effective Time”), a one-for-     1 reverse stock split of the shares of Common Stock, pursuant to which every       shares of the Common Stock issued and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and non-assessable shares of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.00005 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional shares, if upon aggregating all of the shares of Common Stock held by a record holder immediately following the Reverse Stock Split such holder would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, the Corporation shall pay in cash (without interest) to each such holder an amount equal to the product of such resulting fractional interest in one share of Common Stock multiplied by the closing trading price as reported on The Nasdaq Stock Market LLC of a share of Common Stock on the last trading day immediately prior to the date on which the Effective Time occurs (with such price proportionately adjusted to give effect to the Reverse Stock Split).”
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this        day of       , 2024.
BRAINSTORM CELL THERAPEUTICS INC.
By:

Name: Chaim Lebovits
Title:  Chief Executive Officer

1
Note: the reverse stock split ratio shall be between one-for-five and one-for-fifteen, inclusive.

D-1

PRELIMINARY COPY - SUBJECT TO COMPLETIONBRAINSTORM CELL THERAPEUTICS INC. 1325 AVENUE OF AMERICAS28TH FLOORNEW YORK, NY 10019Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ON A1A 1A1234567234567234567234567234567234567SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 15, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BCLI2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on September 15, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.NAMETHE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 KCONTROL # →SHARES123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345xTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:PAGE1 OF 2KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FOR the following:For Withhold For All All All ExceptTo withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.1. Election of DirectorsNominees0 0 0 01) Dr. Irit Arbel 02) Dr. Menghisteab Bairu 03) Dr. Jacob Frenkel 04) Nir Naor 05) Dr. Anthony Polverino06) Uri Yablonka 07) Dr. Stacy LindborgThe Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against AbstainThe Board of Directors recommends you vote 1 YEAR on thefollowing proposal: 1 year 2 years 3 years Abstain2. To ratify the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2024.3. To approve an amendment to our Certificate of Incorporation, as0 0 00 0 06. To approve, on a non-binding advisory basis, the frequency of holding future advisory votes regarding the compensation of the Company's named executive officers every three years.0 0 0 0amended, to increase the number of authorized shares of our common stock from 100,000,000 shares to 250,000,000 shares.The Board of Directors recommends you vote FOR the following proposal: For Against Abstain4. To approve amendments to the Company's 2014 Stock Incentive Plan and the Company's 2014 Global Share Option (the "2014 Plans") to increase the shared pool of shares available for issuance under the Company's 2014 Plans by 8,000,000 shares from 5,600,000 shares to 13,600,000 shares and extend the terms of the 2014 Plans by ten years each.5. To authorize the Board of Directors of the Company, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its stockholders, to amend the Company's Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of Common Stock by a ratio between 1-for-5 and 1-for-15, inclusive, without further approval or authorization of the Company's stockholders.0 0 00 0 07. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.0 0 0Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.SHARES CUSIP #Signature [PLEASE SIGN WITHIN BOX]DateJOB #Signature (Joint Owners)DateSEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.comBRAINSTORM CELL THERAPEUTICS INC.Annual Meeting of Stockholders September 16, 2024 at 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Chaim Lebovits, Dr. Hartoun Hartounian, Alla Patlis and Uri Yablonka, or any one of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRAINSTORM CELL THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on September 16, 2024, virtually via the internet at www.virtualshareholdermeeting.com/BCLI2024 and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side